EXHIBIT 10(g)


January 23, 1998



Mr. Raymond J. Smith
34 Riverview Terrace
Smithtown, NY 11787

Dear Mr. Smith:

The purpose of this letter is to confirm your continuing employment with Lakeland Industries Inc. on the following terms and conditions:

1.   THE PARTIES

      This is an agreement between Raymond J. Smith, residing at 34 Riverview Terrace, Smithtown 11787 (hereinafter referred to as "you") and Lakeland Industries, Inc., a Delaware corporation, with principal place of business located at 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410 (hereinafter the " "Company").

2.   TERM; RENEWAL

      The term of the agreement shall be for a three year period from February 1, 1998 through and including January 31, 2002 which term shall be automatically renewed for a maximum of 2 successive annual periods unless either party notifies the other 120 days prior to the expiration of the original term or renewal thereof, that the agreement will not be renewed.

3.   CAPACITY

      You shall be employed in the capacity of President of Lakeland Industries, Inc. and such other senior executive title or titles as may from time to time be determined by the Board of Directors of the Company. You shall be nominated for election to serve as a member of the Board of Directors of the Company, so long as this agreement shall remain in effect. You shall be directly responsible to the Board of Directors of the Company.

      You agree to devote your full time and attention and best efforts to the faithful and diligent performance of your duties to the Company and shall serve and further the best interests and enhance the reputation of the Company to the best of your ability. You shall be the Chief Operating and Administrative Officer of the Company. All employees of the Company shall report or be ultimately responsible to you.

4.   COMPENSATION

      As full compensation for your services you shall receive following from the Company:

(a) A base annual salary of $262,500 per year payable bi-weekly (the "Base Salary"); and

(b)  Payments,   compensation,   and  reimbursements  equal  to  such  payments,
compensation and reimbursements as are paid to the members of the Board of Directors from time to time; and

(c) Participation when eligible in any of the Company's Pension, Profit Sharing Plans, medical and disability plans, stock appreciation rights plan or stock option plans and ESOP. 401(K) plans when any such plans become effective; and

(d) A group term life policy insuring your life, the beneficiary of whom shall be designated by you, with a face amount of no less than $1,000,000.00, provided you meet the insurance company's reasonable medical qualifications; and

(e) Such other benefits as are provided from time to time by the Company to its officers and employees; provided, however, that your vacation shall be for a period of no less than 5 weeks; and

(f) The use of an appropriate new luxury automobile furnished by the Company on a bi-annual basis, or an automobile allowance to be paid to you in an amount sufficient to pay for the lease of such an automobile; and

(g) Reimbursement for the dues and expenses incurred by you that are necessary and proper to conduct the Company's business; and

(h) An annual bonus as set forth in Section 5 of this Agreement (the "Annual Bonus").

5.   ANNUAL BONUS

         In May of each year commencing in 1999 you shall be awarded an annual bonus based on the achievement of specific goals in the previous fiscal year. The annual bonus to be awarded in May shall be based upon the following performance goals:

         If the Company achieves .50 per share in the fiscal years covered by this contract the bonus is computed as follows: Base .50* bonus amounts to $25,000 and for each .01 earning per share an additional $2500 to be added to the base of the $25,000 mentioned above.

         * Subject to recalculation of earnings per share as the result of the implementation of SFAS 128 (earning per share).

         The earnings per share shall be the earnings per share of common stock of the Company as determined by the Company's independent auditors as set forth in the annual audited financial statements and reported to the Company's shareholders. If during the fiscal year commencing February 1, 1998 the Company acquires all of the stock and/or assets of a separate business entity or divests itself of one or more subsidiaries or is involved in a recapitalization or other public offering of the Company's securities, then in that event the amount of the annual bonus will be appropriately adjusted to reflect such change or changes. The adjustment to the annual bonus and any additional discretionary bonus will be made by the Compensation Committee of the Board of Directors of the Company.

         The decision of the Compensation Committee of the Board of Directors as to any matter relating to the annual bonus shall be final, binding and conclusive and shall not be subject to any further review.

6.   NON-COMPETITION

       During the term of this Agreement and for one year thereafter, you shall not either directly or indirectly as an agent, employee, partner, stockholder, director, investor, or otherwise engage in any activities in competition with the activities of the Company.

7.   CONFIDENTIALITY

       Except as required in your duties to the Company, you shall not at any time during your employment and for a period of twelve months thereafter, directly or indirectly, use or disclose any confidential information relating to the Company or its business which is disclosed to you or known by you as a consequence of or through your employment by the Company. As used in this Agreement, "confidential information" means any information relating to the business of the Company which is not publicly known or readily ascertainable by proper means.

8.   CHANGE IN CONTROL

       Upon the occurrence of a change in control (as hereinafter defined) you shall have the right to terminate at your option this agreement within 30 days after the occurrence of such change in control (provided such thirty day period shall not begin to run until you have actual knowledge of the change in control). Upon the effective date of such termination, you shall be entitled to receive a lump sum severance payment in an amount equal to the greater of the present value (determined by applying a discount factor of 6% effective annual interest rate) of (i) the balance of your Base Salary of the Term of the Agreement, plus your estimated Annual Bonus for the fiscal year in which such termination occurs, or (ii) two times your Base Salary, plus your estimated Annual Bonus for the fiscal year in which such termination occurs. The estimated amount of your Annual Bonus in this Agreement for the fiscal year during which the termination occurs shall be determined in good faith by the Compensation Committee of the Board of Directors of the Company based upon the Company's results of operations for the partial fiscal year through the effective date of the termination and the Company's historical results of operations.

       A "change of control" shall have occurred (i) upon any person or group becoming directly or indirectly, the beneficial owner of 50% or more of the Company's then outstanding securities or (ii) upon the disposition by the Company (whether direct or indirect by sale of assets or stock, merger, consolidation or otherwise) of all or substantially all of the Company's business and/or assets.

       For  purposes  of this  paragraph,  "person"  means  such term as used in
Section 13(d) (1) of the Securities Exchange Act of 1934 (the "1934 Act"); "beneficial owner" means such term as defined in Rule 13d-3 of the SEC under the 1934 Act; and "group" means such term as defined in Section 13(d) (3) of the 1934 Act.

       In the event of a disposition by the Company (whether direct or indirect by sale of assets or stock, merger, consolidation or otherwise) of all or substantially all of its business and/or assets the Company will require any successor to expressly assume and agree to perform this agreement in the same manner and to the same extent that the Company would be required to perform, if no such disposition had taken place.

9.   TERMINATION

       You or the Company may terminate your employment prior to the end of the Term for any reason upon written notice to the other party in accordance with the following provisions;

       a) Termination of Employment for Cause or Without Good Reason. If, before the end of the Term, the Company terminates your employment for Cause (as defined below) or you quit without Good Reason (as defined below), the Company shall pay you, within thirty days of such termination, (i) that portion of your Base Salary which is accrued but unpaid as of the date of such termination, and
(ii) any other benefits accrued prior to the date of termination under this Agreement, but you will not be entitled to receive any portion of your Annual Bonus for the year in which said termination occurs or any other compensation or benefits under this Agreement. If the Company terminates your employment for Cause, the written notice of such termination shall set forth the effective date of your termination (which shall not be prior to the date such notice is delivered) and a reasonable detailed description of the facts and circumstances giving rise to the Cause for termination.'

       "Cause" means a written finding by the Board or the Company, acting through an authorized officer, that you were convicted of, or entered a plea of nolo contendere to a charge of, committing a felony involving moral turpitude, or you were grossly negligent in performing your duties and responsibilities (other than on account of "total disability" as referred to in sub-Paragraph (c) below), or that you committed an act of fraud, embezzlement, or gross neglect of duty. Cause shall not mean (i) the exercise of bad judgment alone, (ii) negligence not amounting to gross negligence, (iii) any act or omission believed by you in good faith to have been in or not opposed to the interest of the Company (without intent of you to gain therefrom, directly or indirectly, a profit to which you were not legally entitled), or (iv) any act or omission with respect to which notice of the termination of your employment is given to you more than 12 months after the earliest date on which any member of the Board who is not a party to the act or omission, knew of such act or omission.

       "Good Reason" means any of the following events: (i) the assignment to you of any duties materially and adversely inconsistent with your position, responsibilities, duties, or officerships, as required under Section 3 hereof,
(ii) the liquidation or dissolution of the Company, (iii) any material breach by the Company of the provisions of this Agreement, or (iv) the Company's requiring, without your written consent, that you be based in an office or location other than the Company's principal business location at Ronkonkoma, New York.

       b) Death. Your employment shall terminate on the date of your death. Your Base Salary (as in effect on the date of death) shall continue through the last day of the month in which your death occurs. Payment of your Base Salary shall be made to your estate or your beneficiary as designated in writing to the Company. Your estate or designated beneficiaries, as applicable, shall also receive a pro-rata portion of the Annual Bonus, if any, determined for the fiscal year up to and including the date of death which shall be determined in good faith by the Compensation Committee of the Board of Directors. Your beneficiaries shall also be entitled to all other benefits generally paid by the Company on an employee's death.

       c) Total Disability. Your employment shall terminate if you become totally disabled. You shall be deemed to be totally disabled if you are unable, for any reason, to substantially perform your duties to the Company for a period of (ninety consecutive days). In the event of your Total Disability, you shall receive 100% of your Base Salary for the greater of (i) the remainder of the Term of this Agreement or (ii) one year. Such amount shall be reduced by the amount of any disability insurance payments received by you under any disability insurance policy maintained by the Company. For the six months thereafter, you shall receive 50% of your Base Salary reduced by the amount of any such disability insurance payments.

       d) Termination Without Cause or for Good Reason. If, before the end of the Term, the Company terminates your employment without Cause or you quit with Good Reason, the Company shall:

              (i) Pay you within 10 days of the termination of your employment, a lump sum amount equal to the then present value of your Base Salary (as in effect on the date of your termination) though the remainder of the Term, determined by applying a discount factor of 6% effective annual interest rate.

              (ii) Pay you within 10 days of the termination of your employment, a lump sum amount equal to a pro-rata portion of the Annual Bonus, if any, that you would have received for the fiscal year in which such termination occurs determined in good faith by the Compensation Committee of the Board of Directors.

              (iii)Pay you within 10 days of the termination of your employment, a lump sum amount equal to the present value of (three) times your Base Salary (as in effect of the date of your termination), determined by applying a discount factor of 6% effective annual interest rate.

              (iv) Continue to provide to you for a period equal to the greater of (i) the remainder of the Term of this Agreement or (ii) one year, benefits under any of the following welfare benefit programs of the Company as in effect from time to time during the Term of this Agreement: long term disability insurance, life insurance, accidental death and dismemberment insurance, and health and major medical benefits, pursuant to COBRA.

10.  TAX GROSS-UP

       If it is determined that as a result of any payments provided to you under this Agreement, you will incur an excise tax under Section 4999 of the Internal Revenue Code on "excess parachute payments" or any similar tax payable under any federal, state, local or other law, as a result of payments made to you under this Agreement, then the Company shall pay to you an amount necessary to reimburse you for such excise taxes and the tax due on such reimbursement payments. All determinations and payments hereunder shall be made in adequate time to permit you to prepare and file your individual tax returns in a timely fashion.

11.  MITIGATION

       In no event shall you, subsequent to the termination of your employment, be obligated to seek other employment arrangements or take any other action by way of mitigation of the amounts payable to you under and provision of this Agreement, nor shall the amount of any payment, hereunder be reduced by any compensation earned by you as a result of a subsequent contract with or employment by another employer.

12.  ASSIGNMENT AND SUCCESSORS

       The rights and obligations of the Company under this Agreement shall inure to the benefit of and shall be binding upon the successors of the Company. This Agreement may not be assigned by the Company unless the assignee or successor (as the case may be) expressly assumes the Company's obligations hereunder in writing or unless, in the opinion of counsel for the Company addressed to you, the obligations of the Company under this Agreement become the obligations of the successor to the Company by operation of law. In the event of a successor to the Company or the assignment of the Agreement, the term "Company" as used herein shall include any such successor or assignee.

13.  CONSTRUCTION

       This Agreement shall be interpreted and construed in accordance with the laws of the State of New York without regard to its choice of law principles. In case of any dispute or disagreement arising out of or connected with this Agreement, the parties hereto hereby agree to resolve such dispute or disagreement in a court of competent jurisdiction within the State of New York. The Company shall reimburse you for all reasonable legal fees and expenses incurred by you in an effort to establish entitlement to fees and benefits under this Agreement. If you do not prevail (after exhaustion of all available judicial remedies), and a court of competent jurisdiction decides that you had no reasonable basis for bringing you action or there was an absence of good faith for bringing your action, no further reimbursement for legal fees and expenses shall be due to you, and you shall repay the Company for any amounts previously paid by the Company. It is understood that in all events, the Company shall be responsible for its own legal fees and expenses incurred for any action brought hereunder.

14.  NOTICES

       Any notices required to be given under this Agreement shall unless otherwise agreed to by you and the Company be in writing and by certified mail, return receipt requested and mailed to the Company at its headquarters at 711-2 Koehler Avenue Ronkonkoma, NY 11779-7410 or to you at your home address at 34 Riverview Terrace, Smithtown, NY 11787.

15.  WAIVER OR MODIFICATION

       No waiver or modification in whole or in part of this agreement or any term or condition hereof, shall be effective against any party unless in writing and duly signed by the party sought to be bound. Any waiver of any breach of any provision hereof or right or power by any party on one occasion shall not be construed as a waiver of or a bar to the exercise of such right or power on any other occasion or as a waiver of any subsequent breach.

16.  SEPARABILITY

       Any provision of this agreement which is unenforceable or invalid in any respect in any jurisdiction shall be ineffective in such jurisdiction to the extent that it is unenforceable or invalid without effecting the remaining provisions hereof, which shall continue in full force and effect. The unenforceability or invalidity of any provision of the agreement in one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

17.  HEADINGS

       The headings contained in this agreement are for convenience only and shall not effect, restrict, or modify the interpretation of this agreement.

                                                LAKELAND INDUSTRIES, INC.


/S/Raymond J. Smith
-------------------                                  ---------------------------
Raymond J. Smith                                By:  John J. Collins
President

                                                     ---------------------------
                                                By:  Eric O. Hallman

                                                     /S/W. James Raleigh
                                                     ---------------------------
                                                By:  W. James Raleigh
                                                     Board of Directors
                                                     Compensation Committee

                                                                   EXHIBIT 10(h)

[LAKELAND INDUSTRIES, INC LETTERHEAD]

January 31, 1998

Mr. Harvey Pride, Jr.
810-E Island Way NW
Decatur, AL  35602

Dear Mr. Pride:

The purpose of this letter is to confirm your continuing employment with Lakeland Industries Inc. on the following terms and conditions:

1.   THE PARTIES

This is an agreement between Harvey Pride, Jr. residing at 810-E Island Way NW, Decatur, Alabama 35602 (hereinafter referred to as "you") and Lakeland Industries, Inc., a Delaware corporation, with principal place of business located at 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410 (hereinafter the Company).

2.   TERM; RENEWAL

The term of the agreement shall be for a 2 year period from February 1, 1998 through and including January 31, 2000 which term shall be automatically renewed for a maximum of 2 successive annual periods unless either party notifies the other 30 days prior to the expiration of the original term or renewal thereof, that the agreement will not be renewed.

3.   CAPACITY

You shall be employed in the capacity of Vice President of Lakeland Industries, Inc. and such other senior executive title or titles as may from time to time be determined by the Board of Directors of the Company. You shall be directly responsible to the Board of Directors of the Company and to the President of Lakeland.

4.   COMPENSATION

As full  compensation  for your  services you shall receive  following  from the
Company:

         (a) A base annual  salary of $135,000 per year payable  bi-weekly;  and
         (b) Participation when eligible in any of the Company's Pension, Profit Sharing Plans and ESOP - 401(K) when any such plans become effective:
         (c) Such other benefits as are consistent with the personnel benefits provided by the Company to its officers and employees; provided however that your vacation shall be for a period of no less than 5 weeks; and
         (d) You shall be entitled to an automobile allowance consistent with the allowance you have been receiving; and
         (e) Reimbursement for any dues and expenses incurred by you that are necessary and proper in the conduct of the Company's business; and
         (f) An annual bonus as set forth in this agreement.

5.   ANNUAL BONUS

In June of each year commencing in 1999 you shall be awarded an annual bonus based on the performance of the Company in the previous fiscal year. The bonus to be awarded in June of 1999 and 2000 shall be based upon the following formula by pro rata increments for each cents per share earnings measured upwardly from fiscal 1998 earnings per share. For each .01(cent) earnings per share increase over fiscal year and 1998 earnings per share, you shall receive $800.00 in bonus. Thus, if EPS 1998 are .50(cent) then if EPS for fiscal 1999 are .60(cent) you shall receive a bonus of 10 x 800 or $8,000.00. Further, if EPS for fiscal 1999 are .80(cent), the fiscal 1999 bonus will be .80(cent) - .60(cent) = 20 x $800 = $16,000 and so on.

The earnings per share shall be the earnings per share of common stock of the Company as determined by the Company's auditors in the preparation of the annual audit and reported to the Company's shareholders. If during the fiscal year commencing February 1, 1996 the Company acquires all of the stock and/or assets of a separate business entity or divests itself of one or more subsidiaries or is involved in a recapitalization or other public offering of the Company's securities, then in that event the amount of the aforesaid annual bonus will be adjusted to reflect such change or changes. The adjustment to the annual bonus will be made by the Compensation Committee of the Board of Directors of the Company.

The decision of the Compensation Committee of the Board of Directors as to any matter relating to the annual bonus or discretionary bonus shall be final, binding and conclusive and shall not be subject to any further review.

6.   DISABILITY

In the event that you shall incur a total disability which renders you unable to substantially perform your duties to the Company as determined by the Board of Directors you shall receive 100% of your base annual salary for the first year of such total disability reduced by the amount of any disability insurance payments received under a disability insurance policy maintained by the Company or you (Disability Insurance). Thereafter, and for the following six months you shall receive 50% of your base annual salary during the period of such total disability reduced by the amount of any such Disability Insurance. If such disability continues after such 18 month period your employment hereunder shall terminate.

7.   CONFIDENTIALITY AND NO-COMPETE

A.     Restrictive Covenants.

The Company and you acknowledge and agree that: (i) the business contracts, joint ventures, Asian and all the Company's other U.S. and international suppliers, independent, contractors, customers, international and domestic vendors, joint venture or non-joint venture contractors and customers, patterns, know-how, trade secrets, marketing techniques and other aspects of the business of the Company are of value to the Company and will provide the Company with substantial competitive advantage in the operation of its business; (ii) the business of the Company is national and international in scope, and (iii) the Company is entitled to protect its goodwill during and after the term of this Agreement.

(b) For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged by you, you hereby agree that you nor any of your companies, corporations or subsidiaries thereof joint ventures, proprietorships or affiliates of same hereinafter referred to as ("the affiliates") shall in any manner, directly or indirectly: (i) at any time, divulge, transmit or otherwise disclose, or cause to be divulged, transmitted or otherwise disclosed, to any person or entity whatsoever, any confidential or proprietary information of the Company, including business contacts, customer lists, supplier lists, domestic and international vendors, suppliers, joint ventures and assembly contractors, technology know-how, trade secrets, marketing techniques, marketing plans and strategies, manufacturing methods, patterns, product development techniques or plans, patents, laminates, fabrics, contracts or other confidential or proprietary information of the Company (including such matters related to the business heretofore conducted by the Company); (ii) at any time during the period from the date hereof through and including the second (2nd) anniversary of any termination date this Agreement hereof (the "Restrictive Period"), anywhere in or out of the United States of America, render any services to or engage, participate, or have any interest or be involved in any capacity, whether as an owner, agent, stockholder (excluding ownership of not more than 5% of the outstanding shares of a publicly held corporation if such ownership does not involve, and neither Employee nor any of his affiliates, otherwise has, any managerial or operational responsibility in respect thereof), officer, director, manager, partner, joint venturer, employee, consultant or otherwise, in any business enterprise which is, or shall at any time during the Restrictive Period be, engaged in any manner in the business of designing, developing, manufacturing, marketing, selling and/or distributing any Products (as defined below); (iii) directly or indirectly solicit, request, cause or induce any person who is at the time or eighteen months prior thereto had been an employee of or consultant to the Company, to leave the employ of or terminate his relationship with the Company, or to employ, hire, engage or be associated with, or endeavor to entice away from the Company, any such person; and (iv) induce any customers, vendors, joint venturers or contract manufacturers of the Company, either domestically or internationally to discontinue doing business with the Company.

(c) As used herein, the term "Products" means any and all goods and/or products of the type heretofore sold by the Company or any of its affiliates, including but not limited to the "Products" as listed in the company's product catalogs, pricing lists, or other literature and any functionally similar goods and/or products, already developed by the Company and shown in its catalogs, pricing lists or other literature or to be developed by the Company during the term of this Agreement.

(d) For purposes hereof, information shall not be deemed "confidential" or "proprietary" to the extent that it (i) is a matter of common knowledge or of public record, or within the public domain (other than as a result of any breach hereof by Supplier); (ii) is generally known throughout the industry or was otherwise acquired from other legitimate sources; or (iii) is required to be disclosed by law or by order of any court or governmental authority.

B. Specific Performance

You hereby acknowledges and agrees that any default by you or any of your affiliates, singly or collectively, in any of the foregoing restrictive covenants will cause the Company irreparable injury for which there is no adequate remedy at law. Accordingly, you expressly agree that, in the event of any breach or threatened breach of any such covenant or agreement by you or any of your affiliates the Company shall be entitled, in addition to any and all other remedies available, to seek and obtain injunctive and/or other equitable relief to require specific performance of or prevent a default under the provisions of this Agreement; and you hereby consent to each such application.

8.   CHANGE IN CONTROL

Upon the occurrence of a change in control (as hereinafter defined) you shall have the right to terminate at your option this agreement within 10 days after the occurrence of such change in control. Upon the effective date of such termination you shall be entitled to receive a lump sum severance amount equal to the sum of (i) the greater of the present value of your base salary in effect at the time of the change of control for 1 year or the present value of your base salary in effect at the time of the change of control for the remainder of the term and (ii) the estimated amount which would have been payable to you pursuant to the bonus as set forth in this agreement for the fiscal year during which the change of control occurred as determined in good faith by the Compensation Committee of the Board of Directors of the Company based upon the Company's results of operations for the fiscal year through the effective date of the termination and its historical results of operations and pro-rated to the effective date of termination. You shall not be required to mitigate the amount of termination payment provided pursuant to this section nor will such payment be reduced by reason of your securing other employment.

A change of control shall have occurred (i) upon the acquisition of any person (as such term is defined in sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934 as amended), directly or indirectly of securities of the Company representing 66 2/3% or more of the combined voting power of the Company's then outstanding securities or (ii) upon the future disposition by the Company (whether direct or indirect by sale of assets or stock merger consolidation or otherwise) of all or substantially all of the Company's business and/or assets in the transaction.

In the event of a future disposition by the Company (whether direct or indirect by sale of assets or stock, merger, consolidation or otherwise) of all or substantially all of its business and/or assets the Company will require any successor to expressly assume and agree to perform this agreement in the same manner and to the same extent that the Company would be required to perform, if no such disposition had taken place.

9.   NOTICES

Any notices required to be give Under this Agreement shall unless otherwise agreed to by you and the Company be in writing and by certified mail return receipt requested and mailed to the Company at its headquarters at 711-2 Koehler Avenue Ronkonkoma, NY 11779-7410 or to you at your home address at 810-E Island NW, Decatur, Alabama 35602.

10.  WAIVER OR MODIFICATION

No waiver or modification in whole or in part of this agreement or any term or condition hereof shall be effective against any party unless in writing and duly signed by the party sought to be bound. Any waiver of any breach of any provision hereof or right or power by any party on one occasion shall not be construed as a waiver of or a bar to the exercise of such right or power on any other occasion or as a waiver of any subsequent breach.

11.  SEPARABILITY

Any provision of this agreement which is unenforceable or invalid in any respect in any jurisdiction shall be ineffective in such jurisdiction to the extent that it is unenforceable or invalid without effecting the remaining provisions hereof which shall continue in full force and effect. The unenforceability or invalidity of any provision of the agreement in one jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

12.  HEADINGS

The headings contained in this agreement are for convenience only and shall not affect restrict or modify the interpretation this agreement.

13.  CONTROLLING LAW

This agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed therein, and you agree to the exclusive jurisdiction and venue of all State and Federal Courts sitting in the State of New York in connection with any claim, dispute, or controversy arising under or in connection with this Agreement.

                                                     LAKELAND INDUSTRIES, INC.



/S/Harvey Pride, Jr.
--------------------                                      ______________________
Harvey Pride, Jr.                                    By:  John J. Collins
Vice President Manufacturing

                                                          ______________________
                                                     By:  Eric O. Hallman


                                                          /S/W. James Raleigh
                                                          ----------------------
                                                     By:  W. James Raleigh
                                                          Board of Directors
                                                          Compensation Committee

Exhibit 10 (l)

                             UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit to or for the benefit of, or modify its credit relationship with LAKELAND INDUSTRIES, INC., (with any successor-in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer"), under: (a) that certain WCMA NOTE, LOAN AND SECURITY NO. 849-07230 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement (including, without limitation, the NOTE incorporated by reference into the Loan Agreement), and (c) all present and future amendments and other evidences of any extensions, increases, renewals and other changes of or to the Loan Agreement or Additional Agreements (collectively, the "Guaranteed Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, LAKELAND PROTECTIVE WEAR INC. (CANADA) a corporation organized and existing under the laws of the Province of Ontario, Canada ("Guarantor"), hereby unconditionally guarantees to MLBFS (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents; (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor. Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. Guarantor will pay the Obligations without regard to any equities or any defense or right of set-off or counter-claim between Guarantor and Customer or any defense or right of set-off or counter-claim which Customer or Guarantor may have against MLBFS.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents;
(b) any acceptance by MLBFS of any collateral or security for, or other guarantors of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any application of payments or credits by MLBFS; (e) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (f) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever. Guarantor renounces all benefits of discussion and division.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

This Guaranty shall not be affected by any change in the name of Customer, or by any change whatsoever in the objects, capital structure or constitution of Customer, or by Customer being amalgamated with one or more corporations, but shall notwithstanding the happening of any such event continue to apply to all the Obligations whether theretofore or thereafter incurred or arising and in this instrument the word "Customer" shall include every such firm and corporation. This Guaranty shall not be affected by the bankruptcy, dissolution or winding-up of Customer or by any reorganization, moratorium, arrangement with creditors or other proceedings affecting Customer.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

This Guaranty shall not be considered as wholly or partially satisfied by the payment or liquidation at any time or times of any sum or sums of money for the time being due or remaining unpaid to MLBFS, and all dividends, compositions, proceeds of security valued and payments received by MLBFS from Customer or from others or from estates shall be regarded for all purposes as payments in gross without any right on the part of Guarantor to claim in reduction of its liability under this Guaranty the benefit of any such dividends, compositions, proceeds or payments or any securities held by MLBFS or proceeds thereof Guarantor until MLBFS shall have received payment in full of the Obligations.

Upon any voluntary or involuntary liquidation, dissolution or winding-up of Customer or any other surety or guarantor of the Obligations, any sale or other disposition of all or substantially all of the assets of Customer, or any insolvency bankruptcy, reorganization, moratorium, arrangement with creditors, judicial or extra-judicial receivership, or other similar proceedings affecting Customer or any surety for or guarantor of Obligations, the rights of MLBFS shall not be limited, lessened or released by its omission to prove its claim or to prove its full claim and it may prove such claim as it sees fit and may refrain from proving any claim and in its discretion it may value as it sees fit or refrain from valuing any security or securities held by it, without in any way lessening, limiting or releasing the liability to MLBFS of Guarantor.

All monies, advances, renewals, credits and credit facilities in fact borrowed or obtained from MLBFS shall be deemed to form part of the Obligations, notwithstanding any lack or limitation of status or of power, incapacity or disability of Customer or of the directors, partners or agents of Customer, or that Customer may not be a legal or suable entity, or any irregularity, defect or informality in the borrowing or obtaining of such monies, advances, renewals, credits or credit facilities, or any other reason, similar or not, the whole whether known to MLBFS or not. Any sum of which may not be recoverable from Guarantor on the footing of a Guaranty, whether for the reasons set out in the previous sentence or for any other reason, similar or not, shall be recoverable from Guarantor as sole or principal debtor in respect of that sum, and shall be paid to MLBFS on demand with interest.

This Guaranty is in addition to and not in substitution for any other guaranty, by whomsoever given, at any time held by MLBFS, and any present or future obligation to MLBFS incurred or arising otherwise than under a guaranty, of Guarantor or of any other obligant, whether bound with or apart from Customer.

Guarantor shall be bound by any account settled between MLBFS and Customer, and if no such account has been so settled immediately before demand for payment under this Guaranty any account stated by MLBFS shall be accepted by Guarantor as prima facie evidence of the amount which at the date of the account so stated is due by Customer to MLBFS or remains unpaid by Customer to MLBFS.

This Guaranty was not delivered in escrow or pursuant to any agreement that it should not be effective until any conditions precedent or subsequent had been complied with.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates, including, without limitation, all securities accounts with MLPF&S and all cash and securities therein or controlled thereby, and all proceeds thereof. Guarantor hereby collaterally assigns, charges and grants to MLBFS a fixed and floating charge and a security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the Personal Property Security Act (Ontario).

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

Each payment to be made by Guarantor under this Guaranty in respect of any of the Obligations are denominated in United States currency (the "Agreed Currency"). If MLBFS receives any payment from or for the account of Guarantor in any currency other than the Agreed Currency (the "Other Currency"), that payment shall constitute satisfaction of the obligations of Guarantor under this Guaranty only to the extent of the amount of the Agreed Currency that MLBFS, in accordance with its normal procedures, could purchase with the amount of the Other Currency received by it on the first business day after the day of receipt.

If, to obtain judgment in any court, it is necessary to convert any amount owing or payable under this Guaranty in the Agreed Currency into a particular currency (the "Judgment Currency"), the rate of exchange is to be applied in the conversion shall be the rate at which MLBFS, in accordance with its normal procedures, could purchase the Agreed Currency with the Judgment Currency on the day that judgment is given. The obligation of the Guarantor in respect of any amount owing or payable under this Guaranty in the Agreed Currency shall, notwithstanding any judgment and payment in the Judgment Currency, be satisfied only to the extent that MLBFS, in accordance with its normal procedures, could purchase the Agreed Currency with the amount of the Judgment Currency paid on the first business day after the day of payment. If the amount of Agreed Currency that MLBFS could purchase is less that the amount originally due in the Agreed Currency, Guarantor shall, as a separate obligation and notwithstanding any judgment or payment, indemnify MLBFS against its loss.

No delay on the part of MLBFS in the exercise of any right or remedy under any agreement (including, but not limited to, this Guaranty) shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by and construed in accordance with the laws of the Province of Ontario and the laws of Canada applicable therein. Guarantor and MLBFS irrevocably submit to the non-exclusive jurisdiction of the courts of the Province of Ontario and of Canada sitting in Ontario in any action or proceeding arising out of or relating to this Guaranty, and irrevocably agree that all such actions and proceeding may be heard and determined in such courts, and irrevocably waive, to the fullest extent possible, the defense of an inconvenient forum. Guarantor agrees that a judgment or order in any such action or proceeding may be enforced in any jurisdiction in any manner provided by law. For greater certainty, MLBFS may serve legal process in any manner permitted by law and may bring an action or proceeding against Guarantor or the property or assets of Guarantor in the courts of any jurisdiction. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Guarantor hereby acknowledges receipt of a copy of this warranty.

Dated as of December 2, 1998.

LAKELAND PROTECTIVE WEAR INC. (CANADA)


By:       s/s Christopher Ryan               /s/
          --------------------               ------------------------
          Signature (1)                      Signature (2)

          Christopher Ryan
          Printed Name                       Printed Name

Title:    Vice President              Title:


Address of Guarantor:

[GRAPHIC-LOGO Merrill Lynch]                                       No. 849-07230

                               SECURITY AGREEMENT

SECURITY AGREEMENT ("Agreement") dated as of December 2, 1997, between LAIDLAW ADAMS & PECK INC. F/K/A FIRELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 815 Superior Avenue, Cleveland, OH 44114 ("Grantor"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In order to induce MLBFS to extend or continue to extend credit to LAKELAND INDUSTRIES, INC. ("Customer"), under the Loan Agreement (as defined below) or otherwise, and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Grantor hereby agrees with MLBFS as follows:

1. DEFINITIONS

(a) Specific Terms. In addition to terms defined elsewhere in this Agreement, when used herein the following terms shall have the following meanings:

(i) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(ii) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Grantor or Customer; or (B) any such proceeding shall be filed against Grantor or Customer and shall not be dismissed or withdrawn within sixty (60) days after filing; or
(C) Grantor or Customer shall make a general assignment for the benefit of creditors; or (D) Grantor or Customer shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; or
(E) Grantor or Customer shall be adjudicated a bankrupt or insolvent.

(iii) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(iv) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Grantor, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in
Section 7 (b) hereof.

(v) "Default" shall mean an "Event of Default", as defined in Section 6 hereof, or any event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(vi) "Loan Agreement" shall mean that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT No. 849-07230 between Customer and MLBFS, as the same may from time to time be or have been amended, restated, extended or supplemented.

(vii) "Location of Tangible Collateral" shall mean the address of Grantor set forth at the beginning of this Agreement, together with any other address or addresses set forth on any exhibit hereto as being a Location of Tangible Collateral.

(viii) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer or Grantor to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under the Loan Agreement and the agreements, instruments and documents executed pursuant thereto, and of Grantor under this Agreement.

(ix) "Permitted Liens" shall mean with respect to the Collateral: (A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; and (C) any other liens expressly permitted in writing by MLBFS.

(b) Other Terms. Except as otherwise defined herein, all terms used in this Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC.

2. COLLATERAL

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Grantor hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS a first lien and security interest in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Except upon the prior written consent of MLBFS, Grantor shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) Performance of Obligations. Grantor shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Grantor's said obligations.

(d) Notice of Certain Events. Grantor shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(e) Indemnification. Grantor shall indemnify, defend and save MLBFS harmless from and against any and all claims, losses, costs, expenses (including, without limitation, reasonable attorneys' fees and expenses), demands, liabilities, penalties, fines and forfeitures of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, use, operation, condition or maintenance of any Collateral, or
(ii) any failure by Grantor to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, losses, etc. arising out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Agreement as to all matters arising or accruing prior to such expiration or termination.

(f) Insurance. Grantor shall insure all of the tangible Collateral with an insurer or insurers reasonably acceptable to MLBFS, under a policy or policies of physical damage insurance reasonably acceptable to MLBFS providing that (i) losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable endorsement, and (ii) MLBFS will receive not less than 10 days prior written notice of any cancellation; and containing such other provisions as may be reasonably required by MLBFS. Grantor shall maintain such other insurance as may be required by law or otherwise reasonably required by MLBFS. Grantor shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(g) Event of Loss. Grantor shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Grantor or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such tangible Collateral shall advise either Grantor or MLBFS that it disclaims liability in respect of such Event of Loss, Grantor shall, at Grantor's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Grantor shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or pay to MLBFS on account of the Obligations an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or payment, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Grantor to either replace such Collateral or make a payment on account of the Obligations, as aforesaid.

(h) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Grantor may in the ordinary course of its business: (i) sell any Inventory normally held by Grantor for sale, (ii) use or consume any materials and supplies normally held by Grantor for use or consumption, and
(iii) collect all of its Accounts. Grantor shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(i) Account Schedules. Upon the request of MLBFS, made now or at any time or times hereafter, Grantor shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account

Debtor by name and address and amount, invoice number and date of each invoice. Grantor shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Grantor as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(j) Location. Except for movements in the ordinary course of its business, Grantor shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Grantor cause or permit any tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(k) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Grantor shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Grantor shall at all times keep the tangible Collateral in good condition and repair and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Grantor in good faith by appropriate proceedings.

3. REPRESENTATIONS AND WARRANTIES

Grantor represents and warrants to MLBFS that:

(a) Grantor. Grantor is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Grantor of this Agreement have been duly authorized by all requisite action, do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or governed Grantor, and do not and will not breach or violate any of the provisions of, and will not result in a default by Grantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) Notice or Consent. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Grantor of this Agreement.

(d) Valid and Binding. This Agreement is the legal, valid and binding obligation of Grantor, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) Financial Statements. Except as expressly set forth in Grantor's financial statements, all financial statements of Grantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation.

(f) Litigation, etc. No litigation, arbitration, administrative or governmental proceedings are pending or threatened against Grantor, which would, if adversely determined, materially and adversely affect the financial condition or continued operations of Grantor, or the liens and security interests of MLBFS hereunder.

(g) Taxes. All federal, state and local tax returns, reports and statements required to be filed by Grantor have been filed with the appropriate governmental agencies and all taxes due and payable by Grantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or the financial condition or continued operations of Grantor).

(h) Collateral. Grantor has good and marketable title to the Collateral, and, except for any Permitted Liens: (i) none of the Collateral is subject to any lien, encumbrance or security interest, and (ii) upon the filing of all Uniform Commercial Code financing statements executed by Grantor with respect to the Collateral or a copy of this Agreement in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect is lien and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

Each of the foregoing representations and warranties has been and will be relied upon as an inducement to MLBFS to advance funds or extend or continue to extend credit to Customer, and is continuing and shall be deemed remade by Grantor concurrently with each such advance or extension of credit by MLBFS to Customer.

4. FINANCIAL AND OTHER INFORMATION

Grantor covenants and agrees that Grantor will furnish or cause to be furnished to MLBFS during the term of this Agreement such financial and other information as may be required by the Loan Agreement or any other document evidencing the Obligations or as MLBFS may from time to time reasonably request relating to Grantor or the Collateral.

5. OTHER COVENANTS

Grantor further agrees during the term of this Agreement that:

(a) Financial Records; Inspection. Grantor will: (i) maintain complete and accurate books and records at its principal place of business, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) Taxes. Grantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(c) Compliance With Laws and Agreements. Grantor will not violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder, or the financial condition or continued operations of Grantor.

(d) Notification By Grantor. Grantor shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Grantor; and (iii) any information which indicates that any financial statements of Grantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Grantor pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e) Notice of Change. Grantor shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business of Grantor.

(f) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) Grantor shall not be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Grantor, or (B) a material adverse change in the financial condition or operations of Grantor; (ii) Grantor shall preserve its existence and good standing in the jurisdictions of establishment and operation, and shall not operate in any material business substantially different from its business in effect as of the date of application by Customer for credit from MLBFS; and
(iii) Grantor shall not cause or permit any material change in its controlling ownership.

6. EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Agreement:

(a) Default Under Loan Agreement. An Event of Default shall occur under the terms of the Loan Agreement.

(b) Failure to Perform. Grantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Agreement (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for 10 Business Days after written notice thereof shall have been given by MLBFS to Grantor.

(c) Breach of Warranty. Any representation or warranty made by Grantor contained in this Agreement shall at any time prove to have been incorrect in any material respect when made.

(d) Default Under Other Agreement. A default or Event of Default by Grantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any levy, attachment, seizure or confiscation which is not released within 10 Business Days.

(f) Bankruptcy Event. Any Bankruptcy Event shall occur.

(g) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of payment or performance by Grantor has been materially impaired.

(h) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Grantor to another creditor under any indenture, agreement, undertaking, or otherwise.

7. REMEDIES

(a) Remedies Upon Default Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Acceleration. MLBFS may declare all Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all Obligations shall automatically become due and payable without any action on the part of MLBFS.

(ii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Agreement.

(iii) Possession. MLBFS may require Grantor to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Grantor, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Grantor.

(iv) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper, and MLBFS may purchase any Collateral at any such public sale; and the net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Grantor or whoever else may be entitled thereto, and with Customer and each guarantor of Customer's obligations remaining jointly and severally liable for any amount remaining unpaid after such application.

(v) Delivery of Cash, Checks, Etc. MLBFS may require Grantor to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Grantor at any time in full or partial payment of any Collateral, and require that Grantor not commingle any such items which may be so received by Grantor with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vi) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(vii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Grantor name on any item of payment on or proceeds of the Collateral, and, in connection therewith, MLBFS may notify the postal authorities to change the address for delivery of mail addressed to Grantor to such address as MLBFS may designate.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credits, deposits, accounts, securities and any other property of Grantor which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, all securities accounts with MLPF&S and all cash and securities and other financial assets therein or controlled thereby, and all proceeds thereof. Grantor hereby collaterally assigns and grants to MLBFS a security interest in all such property as additional Collateral.

(c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Grantor hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Grantor included in the Collateral.

(d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively. Any notice required under this Agreement or under applicable law shall be deemed reasonably and properly given to Grantor if given at the address and by any of the methods of giving notice set forth in this Agreement at least 5 Business Days before taking any action specified in such notice.

(e) Notices. To the fullest extent permitted by applicable law, Grantor hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Grantor waives all rights of redemption or reinstatement from any such sale. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Grantor further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

8. MISCELLANEOUS

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Agreement shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Agreement, nor any consent to any departure by Grantor therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Agreement and any consent to any departure by Grantor from the terms of this Agreement shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Grantor shall in any case entitle Grantor to any other or further notice or demand in similar or other circumstances.

(b) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Agreement, and, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(c) Costs, Expenses and Taxes. Grantor shall pay or reimburse MLBFS upon demand for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Agreement; and
(iii) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the enforcement of this Agreement or the protection of MLBFS' rights hereunder, excluding, however, salaries and expenses of MLBFS' employees. The obligations of Grantor under this paragraph shall survive the expiration or termination of this Agreement and the discharge of the other Obligations.

(d) Right to Perform Obligations. If Grantor shall fail to do any act or thing which it has covenanted to do under this Agreement or any representation or warranty on the part of Grantor contained in this Agreement shall be breached, MLBFS may, in its sole discretion, after 5 Business Days written notice is sent to Grantor (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Grantor upon demand, with interest at the "Interest Rate" (as that term is defined in the Loan Agreement or any document incorporated into the Loan Agreement) during the period from and including the date funds are so expended by MLBFS to the date of repayment, and any such amounts due and owing MLBFS shall be additional Obligations. The payment or performance by MLBFS of any of Grantor's obligations hereunder shall not relieve Grantor of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(e) Further Assurances. Grantor agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Agreement , or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to:
(i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(f) Binding Effect. This Agreement shall be binding upon Grantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns.

(g) Headings.  Captions and section and paragraph headings in this Agreement are
inserted   only  as  a  matter  of   convenience,   and  shall  not  affect  the
interpretation hereof.

(h) Governing Law. This Agreement shall be governed in all respects by the laws of the State of Illinois.

(i) Severability of Provisions. Whenever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

(j) Term. This Agreement shall become effective upon acceptance by MLBFS, and, subject to the terms hereof, shall continue in effect so long thereafter as either MLBFS shall be committed to advance funds or extend credit to Customer or there shall be any Obligations outstanding.

(k) Counterparts. This Agreement may be executed in one or more counterparts which, when taken together, constitute one and the same agreement.

(l) Jurisdiction; Waiver. GRANTOR ACKNOWLEDGES THAT THIS AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS AGREEMENT IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE GRANTOR OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. GRANTOR CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND GRANTOR WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. GRANTOR FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND GRANTOR HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE LOAN AGREEMENT, THIS AGREEMENT AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THE LOAN AGREEMENT OR THIS AGREEMENT.

(m) Integration. THIS WRITTEN AGREEMENT CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND GRANTOR.

IN WITNESS WHEREOF, this Agreement has been executed as of the day and year first above written.

LAIDLAW ADAMS & PECK INC. F/K/A FIRELAND INDUSTRIES, INC.


By: s/s Raymond J. Smith                     s/s  Christopher Ryan
        ----------------                          ----------------
        Signature (1)                             Signature (2)
        Raymond J. Smith                          Christopher Ryan
        Printed Name                              Printed Name

Title:  President                         Title:  Executive V.P. Secretary



Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By: __________________________________________________________

                                    EXHIBIT A



ATTACHED TO AND HEREBY MADE A PART OF SECURITY AGREEMENT NO. 849-07230 BETWEEN MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. AND LAIDLAW ADAMS & PECK INC. F/K/A FIRELAND INDUSTRIES, INC.



Locations of Tangible Collateral:

                    WCMA(R) NOTE, LOAN AND SECURITY AGREEMENT

WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 849-07230 ("Loan Agreement") dated as of December 2, 1997, between LAKELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 711-2 Koehler Avenue, Ronkonkoma, NY 11779-7410 ("Customer"), and MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC., a corporation organized and existing under the laws of the State of Delaware having its principal office at 33 West Monroe Street, Chicago, IL 60603 ("MLBFS").

In accordance with that certain WORKING CAPITAL MANAGEMENT(R) ACCOUNT AGREEMENT NO. 849-07230 ("WCMA Agreement") between Customer and MLBFS' affiliate, MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED ("MLPF&S"), Customer has subscribed to the WCMA Program described in the WCMA Agreement. The WCMA Agreement is by this reference incorporated as a part hereof. In conjunction therewith and as part of the WCMA Program, Customer has requested that MLBFS provide, and subject to the terms and conditions herein set forth MLBFS has agreed to provide, a commercial line of credit for Customer (the "WCMA Line of Credit").

Accordingly, and in consideration of the premises and of the mutual covenants of the parties hereto, Customer and MLBFS hereby agree as follows:

1. DEFINITIONS

(a)  Specific  Terms.  In  addition  to terms  defined  elsewhere  in this  Loan
Agreement, when used herein the following terms shall have the following meanings:

(i) "Account Debtor" shall mean any party who is or may become obligated with respect to an Account or Chattel Paper.

(ii) "Activation Date" shall mean the date upon which MLBFS shall cause the WCMA Line of Credit to be fully activated under MLPF&S' computer system as part of the WCMA Program.

(iii) "Additional Agreements" shall mean all agreements, instruments, documents and opinions other than this Loan Agreement, whether with or from Customer or any other party, which are contemplated hereby or otherwise reasonably required by MLBFS in connection herewith, or which evidence the creation, guaranty or collateralization of any of the Obligations or the granting or perfection of liens or security interests upon the Collateral or any other collateral for the Obligations.

(iv) "Bankruptcy Event" shall mean any of the following: (A) a proceeding under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt or receivership law or statute shall be filed or consented to by Customer or any Guarantor; or (B) any such proceeding shall be filed against Customer or any Guarantor and shall not be dismissed or withdrawn within sixty (60) days after filing; or (C) Customer or any Guarantor shall make a general assignment for the benefit of creditors; or (D) Customer or any Guarantor shall become insolvent or generally fail to pay or admit in writing its inability to pay its debts as they become due; or (E) Customer or any Guarantor shall be adjudicated a bankrupt or insolvent.

(v) "Business Day" shall mean any day other than a Saturday, Sunday, federal holiday or other day on which the New York Stock Exchange is regularly closed.

(vi) "Collateral" shall mean all Accounts, Chattel Paper, Contract Rights, Inventory, Equipment, Fixtures, General Intangibles, Deposit Accounts, Documents and Instruments of Customer, howsoever arising, whether now owned or existing or hereafter acquired or arising, and wherever located; together with all parts thereof (including spare parts), all accessories and accessions thereto, all books and records (including computer records) directly related thereto, all proceeds thereof (including, without limitation, proceeds in the form of Accounts and insurance proceeds), and the additional collateral described in
Section 9 (b) hereof.

(vii) "Commitment Expiration Date" shall mean January 2, 1998.

(viii) "Default" shall mean an "Event of Default" as defined in Section 8 hereof, or an event which with the giving of notice, passage of time, or both, would constitute such an Event of Default.

(ix) "General Funding Conditions" shall mean each of the following conditions to any WCMA Loan by MLBFS hereunder: (A) no Default shall have occurred and be continuing or would result from the making of any WCMA Loan hereunder by MLBFS;
(B) there shall not have occurred and be continuing any material adverse change in the business or financial condition of Customer or any Guarantor; (C) all representations and warranties of Customer or any Guarantor herein or in any Additional Agreements shall then be true and correct in all material respects;
(D) MLBFS shall have received this Loan Agreement and all of the Additional Agreements, duly executed and filed or recorded where applicable, all of which shall be in form and substance reasonably satisfactory to MLBFS; (E) MLBFS shall have received evidence reasonably satisfactory to it as to the ownership of the Collateral and the perfection and priority of MLBFS' liens and security interests thereon, as well as the ownership of and the perfection and priority of MLBFS' liens and security interests on any other collateral for the Obligations furnished pursuant to any of the Additional Agreements; (F) MLBFS shall have received evidence reasonably satisfactory to it of the insurance required hereby or by any of the Additional Agreements; and (G) any additional conditions specified in the "WCMA Line of Credit Approval" letter executed by MLBFS with respect to the transactions contemplated hereby shall have been met to the reasonable satisfaction of MLBFS.

(x) "Guarantor" shall mean a person or entity who has either guaranteed or provided collateral for any or all of the Obligations; and "Business Guarantor" shall mean any such Guarantor that is a corporation, partnership, proprietorship, limited liability company or other entity regularly engaged in a business activity.

(xi) "Initial Maturity Date" shall mean the first date upon which the WCMA Line of Credit will expire unless it has been renewed in accordance with the terms hereof; to wit: November 30, 1999.

(xii) "Interest Rate" shall mean a variable per annum rate of interest equal to the sum of 1.75% and the 30-Day Commercial Paper Rate. The "30-Day Commercial Paper Rate" shall mean, as of the date of any determination, the interest rate from time to time published in the "Money Rates" section of The Wall Street Journal for 30-day high-grade unsecured notes sold through dealers by major corporations. If no Default shall then have occurred and be continuing, Customer shall have the option, exercisable not more than once in any calendar quarter upon not less than 15 days prior written notice to MLBFS, to: (a) substitute for the 30-Day Commercial Paper Rate the interest rate published in the "Money Rates" section of The Wall Street Journal as the one-month London Interbank Offered Rate (the "One-Month LIBOR.), or (b) substitute the 30-Day Commercial

Paper Rate for the One-Month Libor, as applicable. The Interest Rate will change as of the date of publication in The Wall Street Journal of a 30-Day Commercial Paper Rate or One-Month Libor that is different from that published on the preceding Business Day. In the event that The Wall Street Journal shall, for any reason, fail or cease to publish the 30-Day Commercial Paper Rate or One-Month Libor, MLBFS will choose a reasonably comparable index or source to use as the basis for the Interest Rate.

(xiii) "Line Fee" shall mean the fee of $37,500.00 payable periodically by Customer to MLBFS in connection with the WCMA Line of Credit, as provided herein.

(xiv) "Location of Tangible Collateral" shall mean the address of Customer set forth at the beginning of this Loan Agreement, together with any other address or addresses set forth on an exhibit hereto as being a Location of Tangible Collateral.

(xv) "Maturity Date" shall mean the date of expiration or earlier termination of the WCMA Line of Credit pursuant to the terms hereof.

(xvi) "Maximum WCMA Line of Credit" shall mean $10,000,000.00.

(xvii) "Obligations" shall mean all liabilities, indebtedness and other obligations of Customer to MLBFS, howsoever created, arising or evidenced, whether now existing or hereafter arising, whether direct or indirect, absolute or contingent, due or to become due, primary or secondary or joint or several, and, without limiting the foregoing, shall include interest accruing after the filing of any petition in bankruptcy, and all present and future liabilities, indebtedness and obligations of Customer under this Loan Agreement.

(xviii)  "Permitted Liens" shall mean shall mean with respect to the Collateral:
(A) liens for current taxes not delinquent, other non-consensual liens arising in the ordinary course of business for sums not due, and, if MLBFS' rights to and interest in the Collateral are not materially and adversely affected thereby, any such liens for taxes or other non-consensual liens arising in the ordinary course of business being contested in good faith by appropriate proceedings; (B) liens in favor of MLBFS; (C) liens which will be discharged with the proceeds of the initial WCMA Loan; and (D) any other liens expressly permitted in writing by MLBFS.

(xix) "Renewal Year" shall mean and refer to the 12-month period immediately following the Initial Maturity Date and each 12-month period thereafter.

(xx) "WCMA Account" shall mean and refer to the Working Capital Management Account of Customer with MLPF&S identified as Account No. 849-07230.

(xxi) "WCMA Loan" shall mean each advance made by MLBFS pursuant to this Loan Agreement.

(b) Other Terms. Except as otherwise defined herein: (i) all terms used in this Loan Agreement which are defined in the Uniform Commercial Code of Illinois ("UCC") shall have the meanings set forth in the UCC, and (ii) capitalized terms used herein which are defined in the WCMA Agreement shall have the meanings set forth in the WCMA Agreement.

2. WCMA PROMISSORY NOTE

FOR VALUE RECEIVED, Customer hereby promises to pay to the order of MLBFS, at the times and in the manner set forth in this Loan Agreement, or in such other manner and at such place as MLBFS may hereafter designate in writing, the following: (a) on the Maturity Date, the aggregate unpaid principal amount of all WCMA Loans (the "WCMA Loan Balance"); (b) interest at the Interest Rate on the outstanding WCMA Loan Balance, from and including the date on which the initial WCMA Loan is made until the date of payment of all WCMA Loans in full; and (c) on demand, all other sums payable pursuant to this Loan Agreement, including,  but not  limited  to, the  periodic  Line Fee and any late  charges.
Except as otherwise expressly set forth herein, Customer hereby waives presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate and all other notices and formalities in connection with this WCMA Promissory Note and this Loan Agreement.

3. WCMA LOANS

(a) Activation Date. Provided that: (i) the Commitment Expiration Date shall not then have occurred, and (ii) Customer shall have subscribed to the WCMA Program and its subscription to the WCMA Program shall then be in effect, the Activation Date shall occur on or promptly after the date, following the acceptance of this Loan Agreement by MLBFS at its office in Chicago, Illinois, upon which each of the General Funding Conditions shall have been met or satisfied to the reasonable satisfaction of MLBFS. No activation by MLBFS of the WCMA Line of Credit for a nominal amount shall be deemed evidence of the satisfaction of any of the conditions herein set forth, or a waiver of any of the terms or conditions hereof. Customer hereby authorizes MLBFS to pay out of and charge to Customer's WCMA Account on the Activation Date any and all amounts necessary to fully pay off any bank or other financial institution having a lien upon any of the Collateral other than a Permitted Lien.

(b) WCMA Loans. Subject to the terms and conditions hereof, during the period from and after the Activation Date to the Maturity Date: (i) MLBFS will make WCMA Loans to Customer in such amounts as Customer may from time to time request in accordance with the terms hereof, up to an aggregate outstanding amount not to exceed the Maximum WCMA Line of Credit, and (ii) Customer may repay any WCMA Loans in whole or in part at any time without premium or penalty, and request a re-borrowing of amounts repaid on a revolving basis. Customer may request WCMA Loans by use of WCMA Checks, FTS, Visa(R) charges, wire transfers, or such other means of access to the WCMA Line of Credit as may be permitted by MLBFS from time to time; it being understood that so long as the WCMA Line of Credit shall be in effect, any charge or debit to the WCMA Account which but for the WCMA Line of Credit would under the terms of the WCMA Agreement result in an overdraft, shall be deemed a request by Customer for a WCMA Loan.

(c) Conditions of WCMA Loans. Notwithstanding the foregoing, MLBFS shall not be obligated to make any WCMA Loan, and may without notice refuse to honor any such request by Customer, if at the time of receipt by MLBFS of Customer's request:
(i) the making of such WCMA Loan would cause the Maximum WCMA Line of Credit to be exceeded; or (ii) the Maturity Date shall have occurred, or the WCMA Line of Credit shall have otherwise been terminated in accordance with the terms hereof; or (iii) Customer's subscription to the WCMA Program shall have been terminated; or (iv) an event shall have occurred and be continuing which shall have caused any of the General Funding Conditions to not then be met or satisfied to the reasonable satisfaction of MLBFS. The making by MLBFS of any WCMA Loan at a time when any one or more of said conditions shall not have been met shall not in any event be construed as a waiver of said condition or conditions or of any Default, and shall not prevent MLBFS at any time thereafter while any condition shall not have been met from refusing to honor any request by Customer for a WCMA Loan.

(d) Force Majeure. MLBFS shall not be responsible, and shall have no liability to Customer or any other party, for any delay or failure of MLBFS to honor any request of Customer for a WCMA Loan or any other act or omission of MLBFS, MLPF&S or any of their affiliates due to or resulting from any system failure, error or delay in posting or other clerical error, loss of power, fire, Act of God or other cause beyond the reasonable control of MLBFS, MLPF&S or any of their affiliates unless directly arising out of the willful wrongful act or active gross negligence of MLBFS. In no event shall MLBFS be liable to Customer or any other party for any incidental or consequential damages arising from any act or omission by MLBFS, MLPF&S or any of their affiliates in connection with the WCMA Line of Credit or this Loan Agreement.

(e) Interest. The WCMA Loan Balance shall bear interest at the Interest Rate. Interest shall be computed for the actual number of days elapsed on the basis of a year consisting of 360 days. Notwithstanding any provision to the contrary in this Agreement or any of the Additional Agreements, no provision of this Agreement or any of the Additional Agreements shall require the payment or permit the collection of any amount in excess of the maximum amount of interest permitted to be charged by law ("Excess Interest"). If any Excess Interest is provided for, or is adjudicated as being provided for, in this Agreement or any of the Additional Agreements, then: (a) Customer shall not be obligated to pay any Excess Interest; and (b) any Excess Interest that MLBFS may have received hereunder or under any of the Additional Agreements shall, at the option of MLBFS, be: (i) applied as a credit against the then unpaid balance of the WCMA Line of Credit, (ii) refunded to the payer thereof, or (iii) any combination of the foregoing. Except as otherwise provided herein, accrued and unpaid interest on the WCMA Loan Balance shall be payable monthly on the last Business Day of each calendar month, commencing with the last Business Day of the calendar month in which the Activation Date shall occur. Customer hereby irrevocably authorizes and directs MLPF&S to pay MLBFS such accrued interest from any available free credit balances in the WCMA Account, and if such available free credit balances are insufficient to satisfy any interest payment due, to liquidate any investments in the Money Accounts (other than any investments constituting any Minimum Money Accounts Balance under the WCMA Directed Reserve program) in an amount up to the balance of such accrued interest, and pay to MLBFS the available proceeds on account thereof. If available free credit balances in the WCMA Account and available proceeds of the Money Accounts are insufficient to pay the entire balance of accrued interest, and Customer otherwise fails to make such payment when due, MLBFS may, in its sole discretion, make a WCMA Loan in an amount equal to the balance of such accrued interest and pay the proceeds of such WCMA Loan to itself on account of such interest. The amount of any such WCMA Loan will be added to the WCMA Loan Balance. If MLBFS declines to extend a WCMA Loan to Customer under these circumstances, Customer hereby authorizes and directs MLPF&S to make all such interest payments to MLBFS from any Minimum Money Accounts Balance. If there is no Minimum Money Accounts Balance, or it is insufficient to pay all such interest, MLBFS will invoice Customer for payment of the balance of the accrued interest, and Customer shall pay such interest as directed by MLBFS within 5 Business Days of receipt of such invoice.

(f) Payments. All payments required or permitted to be made pursuant to this Loan Agreement shall be made in lawful money of the United States. Unless otherwise directed by MLBFS, payments on account of the WCMA Loan Balance may be made by the delivery of checks (other than WCMA Checks), or by means of FTS or wire transfer of funds (other than funds from the WCMA Line of Credit) to MLPF&S for credit to Customer's WCMA Account. Notwithstanding anything in the WCMA Agreement to the contrary, Customer hereby irrevocably authorizes and directs MLPF&S to apply available free credit balances in the WCMA Account to the repayment of the WCMA Loan Balance prior to application for any other purpose. Payments to MLBFS from funds in the WCMA Account shall be deemed to be made by Customer upon the same basis and schedule as funds are made available for investment in the Money Accounts in accordance with the terms of the WCMA Agreement. All funds received by MLBFS from MLPF&S pursuant to the aforesaid authorization shall be applied by MLBFS to repayment of the WCMA Loan Balance. The acceptance by or on behalf of MLBFS of a check or other payment for a lesser amount than shall be due from Customer, regardless of any endorsement or statement thereon or transmitted therewith, shall not be deemed an accord and satisfaction or anything other than a payment on account, and MLBFS or anyone acting on behalf of MLBFS may accept such check or other payment without prejudice to the rights of MLBFS to recover the balance actually due or to pursue any other remedy under this Loan Agreement or applicable law for such balance. All checks accepted by or on behalf of MLBFS in connection with the WCMA Line of Credit are subject to final collection.

(g) Exceeding the Maximum WCMA Line of Credit. In the event that the WCMA Loan Balance shall at any time exceed the Maximum WCMA Line of Credit, Customer shall within 1 Business Day of the first to occur of (i) any request or demand of MLBFS, or (ii) receipt by Customer of a statement from MLPF&S showing a WCMA Loan Balance in excess of the Maximum WCMA Line of Credit, deposit sufficient funds into the WCMA Account to reduce the WCMA Loan Balance below the Maximum WCMA Line of Credit.

(h) Statements. MLPF&S will include in each monthly statement it issues under the WCMA Program information with respect to WCMA Loans and the WCMA Loan Balance. Any questions that Customer may have with respect to such information should be directed to MLBFS; and any questions with respect to any other matter in such statements or about or affecting the WCMA Program should be directed to MLPF&S.

(i) Use of Loan Proceeds; Securities Transactions. On the Activation Date, a WCMA Loan will be made to pay any indebtedness of Customer to a third party secured by all or any part of the Collateral. The proceeds of each subsequent WCMA Loan shall be used by Customer solely for working capital in the ordinary course of its business, or, with the prior written consent of MLBFS, for other lawful business purposes of Customer not prohibited hereby. Customer agrees that under no circumstances will funds borrowed from MLBFS through the WCMA Line of Credit be used: (i) for personal, family or household purposes of any person whatsoever, or (ii) to purchase, carry or trade in securities, or repay debt incurred to purchase, carry or trade in securities, whether in or in connection with the WCMA Account, another account of Customer with MLPF&S or an account of Customer at any other broker or dealer in securities.

(j) Renewal at Option of MLBFS; Right of Customer to Terminate. MLBFS may at any time, in its sole discretion and at its sole option, renew the WCMA Line of Credit for one or more Renewal Years; it being understood, however, that no such renewal shall be effective unless set forth in a writing executed by a duly authorized representative of MLBFS and delivered to Customer. Unless any such renewal is accompanied by a proposed change in the terms of the WCMA Line of

Credit (other than the extension of the Maturity Date), no such renewal shall require Customer's approval. Customer shall, however, have the right to terminate the WCMA Line of Credit at any time upon written notice to MLBFS. If the WCMA Line of Credit shall be terminated for any reason prior to payment by Customer of the Line Fee of $37,500.00 due for the 12-month period immediately following November 30, 1998, then said fee shall be deemed fully earned by MLBFS and immediately payable by Customer on the date of such termination.

(k) Line Fees. (i) In consideration of the extension of the WCMA Line of Credit by MLBFS to Customer during the period from the Activation Date to November 30, 1998 (the "Initial Line Period"), Customer has paid or shall pay the initial
Line Fee to MLBFS. If the initial Line Fee has not heretofore been paid by Customer, Customer hereby authorizes MLBFS, at its option, to either cause the Line Fee to be paid on the Activation Date with a WCMA Loan, or invoice Customer for such initial Line Fee (in which event Customer shall pay said fee within 5 Business Days after receipt of such invoice). No delay in the Activation Date, howsoever caused, shall entitle Customer to any rebate or reduction in the Line Fee or to any extension of the Initial Maturity Date.

(ii) Customer shall pay an additional Line Fee for each 12-month period following the Initial Line Period to the Initial Maturity Date, and for each Renewal Year. In connection therewith, Customer hereby authorizes MLBFS, at its option, to either cause each such additional Line Fee to be paid with a WCMA Loan on or at any time after the first Business Day of such 12-month period or Renewal Year, as applicable, or invoiced to Customer at such time (in which event Customer shall pay such Line Fee within 5 Business Days after receipt of such invoice). Each Line Fee shall be deemed fully earned by MLBFS on the date payable by Customer, and no termination of the WCMA Line of Credit, howsoever caused, shall entitle Customer to any rebate or refund of any portion of such Line Fee.

4. REPRESENTATIONS AND WARRANTIES

Customer represents and warrants to MLBFS that:

(a) Organization and Existence. Customer is a corporation, duly organized and validly existing in good standing under the laws of the State of Delaware and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary; and, where applicable, each Business Guarantor is duly organized, validly existing and in good standing under the laws of the state of its formation and is qualified to do business and in good standing in each other state where the nature of its business or the property owned by it make such qualification necessary.

(b) Execution, Delivery and Performance. The execution, delivery and performance by Customer of this Loan Agreement and by Customer and each Guarantor of such of the Additional Agreements to which it is a party: (i) have been duly authorized by all requisite action, (ii) do not and will not violate or conflict with any law or other governmental requirement, or any of the agreements, instruments or documents which formed or govern Customer or any such Guarantor, and (iii) do not and will not breach or violate any of the provisions of, and will not result in a default by Customer or any such Guarantor under, any other agreement, instrument or document to which it is a party or by which it or its properties are bound.

(c) Notices and Approvals. Except as may have been given or obtained, no notice to or consent or approval of any governmental body or authority or other third party whatsoever (including, without limitation, any other creditor) is required in connection with the execution, delivery or performance by Customer or any Guarantor of such of this Loan Agreement and the Additional Agreements to which it is a party.

(d) Enforceability. This Loan Agreement and such of the Additional Agreements to which Customer or any Guarantor is a party are the respective legal, valid and binding obligations of Customer and such Guarantor, enforceable against it or them, as the case may be, in accordance with their respective terms, except as enforceability may be limited by bankruptcy and other similar laws affecting the rights of creditors generally or by general principles of equity.

(e) Collateral. Except for any Permitted Liens: (i) Customer has good and marketable title to the Collateral, (ii) none of the Collateral is subject to any lien, encumbrance or security interest, and (iii) upon the filing of all Uniform Commercial Code financing statements executed by Customer with respect to the Collateral in the appropriate jurisdiction(s) and/or the completion of any other action required by applicable law to perfect its liens and security interests, MLBFS will have valid and perfected first liens and security interests upon all of the Collateral.

(f) Financial Statements. Except as expressly set forth in Customer's or any Business Guarantor's financial statements, all financial statements of Customer and each Business Guarantor furnished to MLBFS have been prepared in conformity with generally accepted accounting principles, consistently applied, are true and correct, and fairly present the financial condition of it as at such dates and the results of its operations for the periods then ended; and since the most recent date covered by such financial statements, there has been no material adverse change in any such financial condition or operation. All financial statements furnished to MLBFS of any Guarantor other than a Business Guarantor are true and correct and fairly represent such Guarantor's financial condition as of the date of such financial statements, and since the most recent date of such financial statements, there has been no material adverse change in such financial condition.

(g) Litigation. No litigation, arbitration, administrative or governmental proceedings are pending or, to the knowledge of Customer, threatened against Customer or any Guarantor, which would, if adversely determined, materially and adversely affect the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any such Guarantor or the continued operations of Customer or any Business Guarantor.

(h) Tax Returns. All federal, state and local tax returns, reports and statements required to be filed by Customer and each Guarantor have been filed with the appropriate governmental agencies and all taxes due and payable by Customer and each Guarantor have been timely paid (except to the extent that any such failure to file or pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor).

(i) Collateral Location. All of the tangible Collateral is located at a Location of Tangible Collateral.

Each of the foregoing representations and warranties: (i) has been and will be relied upon as an inducement to MLBFS to provide the WCMA Line of Credit, and
(ii) is continuing and shall be deemed remade by Customer concurrently with each request for a WCMA Loan.

5. FINANCIAL AND OTHER INFORMATION

Customer shall furnish or cause to be furnished to MLBFS during the term of this Loan Agreement all of the following:

(a) Annual Financial Statements. Within 120 days after the close of each fiscal year of Customer, Customer shall furnish or cause to be furnished to MLBFS a copy of the annual audited financial statements of Customer, consisting of at least a balance sheet as at the close of such fiscal year and related statements of income, retained earnings and cash flows, certified by its current independent certified public accountants or other independent certified public accountants reasonably acceptable to MLBFS.

(b) Interim Financial Statements. Within 45 days after the close of each fiscal quarter of Customer, Customer shall furnish or cause to be furnished to MLBFS:
(i) its statement of profit and loss for the fiscal quarter then ended, and (ii) a balance sheet as at the close of such fiscal quarter; all in reasonable detail and certified by its chief financial officer.

(c)Agings of Accounts. Within 15 days after the close of each fiscal month of Customer, Customer shall furnish or cause to be furnished to MLBFS an aging of Accounts and Chattel Paper for Customer as of the end of such fiscal month, in reasonable detail and certified by its chief financial officer.

(d) Other Information. Customer shall furnish or cause to be furnished to MLBFS such other information as MLBFS may from time to time reasonably request relating to Customer, any Guarantor or the Collateral.

6. OTHER COVENANTS

Customer further covenants and agrees during the term of this Loan Agreement that:

(a) Financial  Records;  Inspection.  Customer and each Business Guarantor will:
(i) maintain at its principal place of business complete and accurate books and records, and maintain all of its financial records in a manner consistent with the financial statements heretofore furnished to MLBFS, or prepared on such other basis as may be approved in writing by MLBFS; and (ii) permit MLBFS or its duly authorized representatives, upon reasonable notice and at reasonable times, to inspect its properties (both real and personal), operations, books and records.

(b) Taxes. Customer and each Guarantor will pay when due all taxes, assessments and other governmental charges, howsoever designated, and all other liabilities and obligations, except to the extent that any such failure to pay will not materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor or the continued operations of Customer or any Business Guarantor.

(c) Compliance With Laws and Agreements. Neither Customer nor any Guarantor will violate any law, regulation or other governmental requirement, any judgment or order of any court or governmental agency or authority, or any agreement, instrument or document to which it is a party or by which it is bound, if any such violation will materially and adversely affect either the liens and security interests of MLBFS hereunder or under any of the Additional Agreements, the financial condition of Customer or any Guarantor, or the continued operations of Customer or any Business Guarantor.

(d) Notification By Customer. Customer shall provide MLBFS with prompt written notification of: (i) any Default; (ii) any materially adverse change in the business, financial condition or operations of Customer or any Business Guarantor; and (iii) any information which indicates that any financial statements of Customer or any Guarantor fail in any material respect to present fairly the financial condition and results of operations purported to be presented in such statements. Each notification by Customer pursuant hereto shall specify the event or information causing such notification, and, to the extent applicable, shall specify the steps being taken to rectify or remedy such event or information.

(e) Notice of Change. Customer shall give MLBFS not less than 30 days prior written notice of any change in the name (including any fictitious name) or principal place of business or residence of Customer or any Guarantor.

(f) Continuity. Except upon the prior written consent of MLBFS, which consent will not be unreasonably withheld: (i) neither Customer nor any Business Guarantor shall be a party to any merger or consolidation with, or purchase or otherwise acquire all or substantially all of the assets of, or any material stock, partnership, joint venture or other equity interest in, any person or entity, or sell, transfer or lease all or any substantial part of its assets, if any such action would result in either: (A) a material change in the principal business, ownership or control of Customer or such Business Guarantor, or (B) a material adverse change in the financial condition or operations of Customer or such Business Guarantor; (ii) Customer and each Business Guarantor shall preserve their respective existence and good standing in the jurisdictions of establishment and operation, and shall not operate in any material business substantially different from their respective business in effect as of the date of application by Customer for credit from MLBFS; and (iii) neither Customer nor any Business Guarantor shall cause or permit any material change in its controlling ownership.

(g) Minimum Tangible Net Worth. Customer's "tangible net worth" shall at all times exceed $9,000,000.00. For the purposes hereof, the term "tangible net worth" shall mean Customer's net worth as shown on Customer's regular financial statements prepared in a manner consistent with the terms hereof, but excluding an amount equal to: (i) any assets which are ordinarily classified as \"intangible\" in accordance with generally accepted accounting principles, and
(ii) any amounts now or hereafter directly or indirectly owing to Customer by officers, shareholders or affiliates of Customer.

7. COLLATERAL

(a) Pledge of Collateral. To secure payment and performance of the Obligations, Customer hereby pledges, assigns, transfers and sets over to MLBFS, and grants to MLBFS first liens and security interests in and upon all of the Collateral, subject only to Permitted Liens.

(b) Liens. Except upon the prior written consent of MLBFS, Customer shall not create or permit to exist any lien, encumbrance or security interest upon or with respect to any Collateral now owned or hereafter acquired other than Permitted Liens.

(c) Performance of Obligations. Customer shall perform all of its obligations owing on account of or with respect to the Collateral; it being understood that nothing herein, and no action or inaction by MLBFS, under this Loan Agreement or otherwise, shall be deemed an assumption by MLBFS of any of Customer's said obligations.

(d) Sales and Collections. So long as no Event of Default shall have occurred and be continuing, Customer may in the ordinary course of its business: (i) sell any Inventory normally held by Customer for sale, (ii) use or consume any materials and supplies normally held by Customer for use or consumption, and
(iii) collect all of its Accounts. Customer shall take such action with respect to protection of its Inventory and the other Collateral and the collection of its Accounts as MLBFS may from time to time reasonably request.

(e) Account Schedules. Upon the request of MLBFS, made now or at any reasonable time or times hereafter, Customer shall deliver to MLBFS, in addition to the other information required hereunder, a schedule identifying, for each Account and all Chattel Paper subject to MLBFS' security interests hereunder, each Account Debtor by name and address and amount, invoice or contract number and date of each invoice or contract. Customer shall furnish to MLBFS such additional information with respect to the Collateral, and amounts received by Customer as proceeds of any of the Collateral, as MLBFS may from time to time reasonably request.

(f) Alterations and Maintenance. Except upon the prior written consent of MLBFS, Customer shall not make or permit any material alterations to any tangible Collateral which might materially reduce or impair its market value or utility. Customer shall at all times keep the tangible Collateral in good condition and repair and shall pay or cause to be paid all obligations arising from the repair and maintenance of such Collateral, as well as all obligations with respect to each Location of Tangible Collateral, except for any such obligations being contested by Customer in good faith by appropriate proceedings.

(g) Location. Except for movements required in the ordinary course of Customer's business, Customer shall give MLBFS 30 days' prior written notice of the placing at or movement of any tangible Collateral to any location other than a Location of Tangible Collateral. In no event shall Customer cause or permit any material tangible Collateral to be removed from the United States without the express prior written consent of MLBFS.

(h) Insurance. Customer shall insure all of the tangible Collateral under a policy or policies of physical damage insurance providing that losses will be payable to MLBFS as its interests may appear pursuant to a Lender's Loss Payable Endorsement and containing such other provisions as may be reasonably required by MLBFS. Customer shall further provide and maintain a policy or policies of comprehensive public liability insurance naming MLBFS as an additional party insured. Customer and each Business Guarantor shall maintain such other insurance as may be required by law or is customarily maintained by companies in a similar business or otherwise reasonably required by MLBFS. All such insurance shall provide that MLBFS will receive not less than 10 days prior written notice of any cancellation, and shall otherwise be in form and amount and with an insurer or insurers reasonably acceptable to MLBFS. Customer shall furnish MLBFS with a copy or certificate of each such policy or policies and, prior to any expiration or cancellation, each renewal or replacement thereof.

(i) Event of Loss. Customer shall at its expense promptly repair all repairable damage to any tangible Collateral. In the event that any tangible Collateral is damaged beyond repair, lost, totally destroyed or confiscated (an "Event of Loss") and such Collateral had a value prior to such Event of Loss of $25,000.00 or more, then, on or before the first to occur of (i) 90 days after the occurrence of such Event of Loss, or (ii) 10 Business Days after the date on which either Customer or MLBFS shall receive any proceeds of insurance on account of such Event of Loss, or any underwriter of insurance on such Collateral shall advise either Customer or MLBFS that it disclaims liability in respect of such Event of Loss, Customer shall, at Customer's option, either replace the Collateral subject to such Event of Loss with comparable Collateral free of all liens other than Permitted Liens (in which event Customer shall be entitled to utilize the proceeds of insurance on account of such Event of Loss for such purpose, and may retain any excess proceeds of such insurance), or consent to a reduction in the Maximum WCMA Line of Credit in an amount equal to the actual cash value of such Collateral as determined by either the applicable insurance company's payment (plus any applicable deductible) or, in absence of insurance company payment, as reasonably determined by MLBFS. Notwithstanding the foregoing, if at the time of occurrence of such Event of Loss or any time thereafter prior to replacement or line reduction, as aforesaid, an Event of Default shall have occurred and be continuing hereunder, then MLBFS may at its sole option, exercisable at any time while such Event of Default shall be continuing, require Customer to either replace such Collateral or, on its own volition and without the consent of Customer, reduce the Maximum WCMA Line of Credit, as aforesaid.

(j) Notice of Certain Events. Customer shall give MLBFS immediate notice of any attachment, lien, judicial process, encumbrance or claim affecting or involving $25,000.00 or more of the Collateral.

(k) Indemnification. Customer shall indemnify, defend and save MLBFS harmless from and against any and all claims, liabilities, losses, costs and expenses (including, without limitation, reasonable attorneys' fees and expenses) of any nature whatsoever which may be asserted against or incurred by MLBFS arising out of or in any manner occasioned by (i) the ownership, collection, possession, use or operation of any Collateral, or (ii) any failure by Customer to perform any of its obligations hereunder; excluding, however, from said indemnity any such claims, liabilities, etc. arising directly out of the willful wrongful act or active gross negligence of MLBFS. This indemnity shall survive the expiration or termination of this Loan Agreement as to all matters arising or accruing prior to such expiration or termination.

8. EVENTS OF DEFAULT

The occurrence of any of the following events shall constitute an "Event of Default" under this Loan Agreement:

(a) Failure to Pay. Customer shall fail to pay to MLBFS or deposit into the WCMA Account when due any amount owing or required to be paid or deposited by Customer under this Loan Agreement, or shall fail to pay when due any other Obligations, and any such failure shall continue for more than five (5) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(b) Failure to Perform. Customer or any Guarantor shall default in the performance or observance of any covenant or agreement on its part to be performed or observed under this Loan Agreement or any of the Additional Agreements (not constituting an Event of Default under any other clause of this Section), and such default shall continue unremedied for ten (10) Business Days after written notice thereof shall have been given by MLBFS to Customer.

(c) Breach of Warranty. Any representation or warranty made by Customer or any Guarantor contained in this Loan Agreement or any of the Additional Agreements shall at any time prove to have been incorrect in any material respect when made.

(d) Default Under Other Agreement. A default or Event of Default by Customer or any Guarantor shall occur under the terms of any other agreement, instrument or document with or intended for the benefit of MLBFS, MLPF&S or any of their affiliates, and any required notice shall have been given and required passage of time shall have elapsed.

(e) Bankruptcy Event. Any Bankruptcy Event shall occur.

(f) Material Impairment. Any event shall occur which shall reasonably cause MLBFS to in good faith believe that the prospect of full payment or performance by Customer or any Guarantor of any of their respective liabilities or obligations under this Loan Agreement or any of the Additional Agreements to which Customer or such Guarantor is a party has been materially impaired.

(g) Acceleration of Debt to Other Creditors. Any event shall occur which results in the acceleration of the maturity of any indebtedness of $100,000.00 or more of Customer or any Guarantor to another creditor under any indenture, agreement, undertaking, or otherwise.

(h) Seizure or Abuse of Collateral. The Collateral, or any material part thereof, shall be or become subject to any material abuse or misuse, or any levy, attachment, seizure or confiscation which is not released within ten (10) Business Days.

9. REMEDIES

(a) Remedies Upon Default. Upon the occurrence and during the continuance of any Event of Default, MLBFS may at its sole option do any one or more or all of the following, at such time and in such order as MLBFS may in its sole discretion choose:

(i) Termination. MLBFS may without notice terminate the WCMA Line of Credit and all obligations to provide the WCMA Line of Credit or otherwise extend any credit to or for the benefit of Customer (it being understood, however, that upon the occurrence of any Bankruptcy Event the WCMA Line of Credit and all such obligations shall automatically terminate without any action on the part of MLBFS); and upon any such termination MLBFS shall be relieved of all such obligations.

(ii) Acceleration. MLBFS may declare the principal of and interest on the WCMA Loan Balance, and all other Obligations to be forthwith due and payable, whereupon all such amounts shall be immediately due and payable, without presentment, demand for payment, protest and notice of protest, notice of dishonor, notice of acceleration, notice of intent to accelerate or other notice or formality of any kind, all of which are hereby expressly waived; provided, however, that upon the occurrence of any Bankruptcy Event all such principal, interest and other Obligations shall automatically become due and payable without any action on the part of MLBFS.

(iii) Exercise Rights of Secured Party. MLBFS may exercise any or all of the remedies of a secured party under applicable law, including, but not limited to, the UCC, and any or all of its other rights and remedies under this Loan Agreement and the Additional Agreements.

(iv) Possession. MLBFS may require Customer to make the Collateral and the records pertaining to the Collateral available to MLBFS at a place designated by MLBFS which is reasonably convenient to Customer, or may take possession of the Collateral and the records pertaining to the Collateral without the use of any judicial process and without any prior notice to Customer.

(v) Sale. MLBFS may sell any or all of the Collateral at public or private sale upon such terms and conditions as MLBFS may reasonably deem proper. MLBFS may purchase any Collateral at any such public sale. The net proceeds of any such public or private sale and all other amounts actually collected or received by MLBFS pursuant hereto, after deducting all costs and expenses incurred at any time in the collection of the Obligations and in the protection, collection and sale of the Collateral, will be applied to the payment of the Obligations, with any remaining proceeds paid to Customer or whoever else may be entitled thereto, and with Customer and each Guarantor remaining jointly and severally liable for any amount remaining unpaid after such application.

(vi) Delivery of Cash, Checks, Etc. MLBFS may require Customer to forthwith upon receipt, transmit and deliver to MLBFS in the form received, all cash, checks, drafts and other instruments for the payment of money (properly endorsed, where required, so that such items may be collected by MLBFS) which may be received by Customer at any time in full or partial payment of any Collateral, and require that Customer not commingle any such items which may be so received by Customer with any other of its funds or property but instead hold them separate and apart and in trust for MLBFS until delivery is made to MLBFS.

(vii) Notification of Account Debtors. MLBFS may notify any Account Debtor that its Account or Chattel Paper has been assigned to MLBFS and direct such Account Debtor to make payment directly to MLBFS of all amounts due or becoming due with respect to such Account or Chattel Paper; and MLBFS may enforce payment and collect, by legal proceedings or otherwise, such Account or Chattel Paper.

(viii) Control of Collateral. MLBFS may otherwise take control in any lawful manner of any cash or non-cash items of payment or proceeds of Collateral and of any rejected, returned, stopped in transit or repossessed goods included in the Collateral and endorse Customer's name on any item of payment on or proceeds of the Collateral.

(b) Set-Off. MLBFS shall have the further right upon the occurrence and during the continuance of an Event of Default to set-off, appropriate and apply toward payment of any of the Obligations, in such order of application as MLBFS may from time to time and at any time elect, any cash, credit, deposits, accounts, securities and any other property of Customer which is in transit to or in the possession, custody or control of MLBFS, MLPF&S or any agent, bailee, or affiliate of MLBFS or MLPF&S, including, without limitation, the WCMA Account and any Money Accounts, and all cash, securities and other financial assets therein or controlled thereby, and all proceeds thereof. Customer hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional Collateral.

(c) Power of Attorney. Effective upon the occurrence and during the continuance of an Event of Default, Customer hereby irrevocably appoints MLBFS as its attorney-in-fact, with full power of substitution, in its place and stead and in its name or in the name of MLBFS, to from time to time in MLBFS' sole discretion take any action and to execute any instrument which MLBFS may deem necessary or advisable to accomplish the purposes of this Loan Agreement, including, but not limited to, to receive, endorse and collect all checks, drafts and other instruments for the payment of money made payable to Customer included in the Collateral.

(d) Remedies are Severable and Cumulative. All rights and remedies of MLBFS herein are severable and cumulative and in addition to all other rights and remedies available in the Additional Agreements, at law or in equity, and any one or more of such rights and remedies may be exercised simultaneously or successively.

(e) Notices. To the fullest extent permitted by applicable law, Customer hereby irrevocably waives and releases MLBFS of and from any and all liabilities and penalties for failure of MLBFS to comply with any statutory or other requirement imposed upon MLBFS relating to notices of sale, holding of sale or reporting of any sale, and Customer waives all rights of redemption or reinstatement from any such sale. Any notices required under applicable law shall be reasonably and properly given to Customer if given by any of the methods provided herein at least 5 Business Days prior to taking action. MLBFS shall have the right to postpone or adjourn any sale or other disposition of Collateral at any time without giving notice of any such postponed or adjourned date. In the event MLBFS seeks to take possession of any or all of the Collateral by court process, Customer further irrevocably waives to the fullest extent permitted by law any bonds and any surety or security relating thereto required by any statute, court rule or otherwise as an incident to such possession, and any demand for possession prior to the commencement of any suit or action.

10. MISCELLANEOUS

(a) Non-Waiver. No failure or delay on the part of MLBFS in exercising any right, power or remedy pursuant to this Loan Agreement or any of the Additional Agreements shall operate as a waiver thereof, and no single or partial exercise of any such right, power or remedy shall preclude any other or further exercise thereof, or the exercise of any other right, power or remedy. Neither any waiver of any provision of this Loan Agreement or any of the Additional Agreements, nor any consent to any departure by Customer therefrom, shall be effective unless the same shall be in writing and signed by MLBFS. Any waiver of any provision of this Loan Agreement or any of the Additional Agreements and any consent to any departure by Customer from the terms of this Loan Agreement or any of the Additional Agreements shall be effective only in the specific instance and for the specific purpose for which given. Except as otherwise expressly provided herein, no notice to or demand on Customer shall in any case entitle Customer to any other or further notice or demand in similar or other circumstances.

(b) Disclosure. Customer hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Customer. In connection with said authorization, the parties recognize that in order to provide a WCMA Line of Credit certain information about Customer is required to be made available on a computer network accessible by certain affiliates of MLBFS, including MLPF&S.

(c) Communications. All notices and other communications required or permitted hereunder shall be in writing, and shall be either delivered personally, mailed by postage prepaid certified mail or sent by express overnight courier or by facsimile. Such notices and communications shall be deemed to be given on the date of personal delivery, facsimile transmission or actual delivery of certified mail, or one Business Day after delivery to an express overnight courier. Unless otherwise specified in a notice sent or delivered in accordance with the terms hereof, notices and other communications in writing shall be given to the parties hereto at their respective addresses set forth at the beginning of this Loan Agreement, or, in the case of facsimile transmission, to the parties at their respective regular facsimile telephone number.

(d) Costs, Expenses and Taxes. Customer shall upon demand pay or reimburse MLBFS for: (i) all Uniform Commercial Code filing and search fees and expenses incurred by MLBFS in connection with the verification, perfection or preservation of MLBFS' rights hereunder or in the Collateral or any other collateral for the Obligations; (ii) any and all stamp, transfer and other taxes and fees payable or determined to be payable in connection with the execution, delivery and/or recording of this Loan Agreement or any of the Additional Agreements; (iii) all reasonable fees and out-of-pocket expenses of outside counsel up to $5,000.00 incurred by MLBFS in connection with the preparation of this Loan Agreement and the additional agreements and (iv) all reasonable fees and out-of-pocket expenses (including, but not limited to, reasonable fees and expenses of outside counsel) incurred by MLBFS in connection with the collection of any sum payable hereunder or under any of the Additional Agreements not paid when due, the enforcement of this Loan Agreement or any of the Additional Agreements and the protection of MLBFS' rights hereunder or thereunder, excluding, however, salaries and normal overhead attributable to MLBFS' employees. The obligations of Customer under this paragraph shall survive the expiration or termination of this Loan Agreement and the discharge of the other Obligations.

(e) Right to Perform Obligations. If Customer shall fail to do any act or thing which it has covenanted to do under this Loan Agreement or any representation or warranty on the part of Customer contained in this Loan Agreement shall be breached, MLBFS may, in its sole discretion, after 5 days written notice is sent to Customer (or such lesser notice, including no notice, as is reasonable under the circumstances), do the same or cause it to be done or remedy any such breach, and may expend its funds for such purpose. Any and all reasonable amounts so expended by MLBFS shall be repayable to MLBFS by Customer upon demand, with interest at the Interest Rate during the period from and including the date funds are so expended by MLBFS to the date of repayment, and all such amounts shall be additional Obligations. The payment or performance by MLBFS of any of Customer's obligations hereunder shall not relieve Customer of said obligations or of the consequences of having failed to pay or perform the same, and shall not waive or be deemed a cure of any Default.

(f) Late Charge. Any payment required to be made by Customer pursuant to this Loan Agreement not paid within ten (10) days of the applicable due date shall be subject to a late charge in an amount equal to the lesser of: (i) 5% of the overdue amount, or (ii) the maximum amount permitted by applicable law. Such late charge shall be payable on demand, or, without demand, may in the sole discretion of MLBFS be paid by a WCMA Loan and added to the WCMA Loan Balance in the same manner as provided herein for accrued interest.

(g) Further Assurances. Customer agrees to do such further acts and things and to execute and deliver to MLBFS such additional agreements, instruments and documents as MLBFS may reasonably require or deem advisable to effectuate the purposes of this Loan Agreement or any of the Additional Agreements, or to establish, perfect and maintain MLBFS' security interests and liens upon the Collateral, including, but not limited to: (i) executing financing statements or amendments thereto when and as reasonably requested by MLBFS; and (ii) if in the reasonable judgment of MLBFS it is required by local law, causing the owners and/or mortgagees of the real property on which any Collateral may be located to execute and deliver to MLBFS waivers or subordinations reasonably satisfactory to MLBFS with respect to any rights in such Collateral.

(h) Binding Effect. This Loan Agreement and the Additional Agreements shall be binding upon, and shall inure to the benefit of MLBFS, Customer and their respective successors and assigns. Customer shall not assign any of its rights or delegate any of its obligations under this Loan Agreement or any of the Additional Agreements without the prior written consent of MLBFS. Unless otherwise expressly agreed to in a writing signed by MLBFS, no such consent shall in any event relieve Customer of any of its obligations under this Loan Agreement or the Additional Agreements.

(i) Headings. Captions and section and paragraph headings in this Loan Agreement are inserted only as a matter of convenience, and shall not affect the interpretation hereof.

(j) Governing Law. This Loan Agreement, and, unless otherwise expressly provided therein, each of the Additional Agreements, shall be governed in all respects by the laws of the State of Illinois.

(k) Severability of Provisions. Whenever possible, each provision of this Loan Agreement and the Additional Agreements shall be interpreted in such manner as to be effective and valid under applicable law. Any provision of this Loan Agreement or any of the Additional Agreements which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective only to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Loan Agreement and the Additional Agreements or affecting the validity or enforceability of such provision in any other jurisdiction.

(l) Term. This Loan Agreement shall become effective on the date accepted by MLBFS at its office in Chicago, Illinois, and, subject to the terms hereof, shall continue in effect so long thereafter as the WCMA Line of Credit shall be in effect or there shall be any Obligations outstanding.

(m)  Counterparts.   This  Loan  Agreement  may  be  executed  in  one  or  more counterparts which, when taken together, constitute one and the same agreement.

(n) Jurisdiction; Waiver. CUSTOMER ACKNOWLEDGES THAT THIS LOAN AGREEMENT IS BEING ACCEPTED BY MLBFS IN PARTIAL CONSIDERATION OF MLBFS' RIGHT AND OPTION, IN ITS SOLE DISCRETION, TO ENFORCE THIS LOAN AGREEMENT AND THE ADDITIONAL AGREEMENTS IN EITHER THE STATE OF ILLINOIS OR IN ANY OTHER JURISDICTION WHERE CUSTOMER OR ANY COLLATERAL FOR THE OBLIGATIONS MAY BE LOCATED. CUSTOMER CONSENTS TO JURISDICTION IN THE STATE OF ILLINOIS AND VENUE IN ANY STATE OR FEDERAL COURT IN THE COUNTY OF COOK FOR SUCH PURPOSES, AND CUSTOMER WAIVES ANY AND ALL RIGHTS TO CONTEST SAID JURISDICTION AND VENUE. CUSTOMER FURTHER WAIVES ANY RIGHTS TO COMMENCE ANY ACTION AGAINST MLBFS IN ANY JURISDICTION EXCEPT IN THE COUNTY OF COOK AND STATE OF ILLINOIS. MLBFS AND CUSTOMER HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY WITH RESPECT TO ANY MATTER RELATING TO, ARISING OUT OF OR IN ANY WAY CONNECTED WITH THE WCMA LINE OF CREDIT, THIS LOAN AGREEMENT, ANY ADDITIONAL AGREEMENTS AND/OR ANY OF THE TRANSACTIONS WHICH ARE THE SUBJECT MATTER OF THIS LOAN AGREEMENT.

(o) Integration. THIS LOAN AGREEMENT, TOGETHER WITH THE ADDITIONAL AGREEMENTS, CONSTITUTES THE ENTIRE UNDERSTANDING AND REPRESENTS THE FULL AND FINAL AGREEMENT BETWEEN THE PARTIES WITH RESPECT TO THE SUBJECT MATTER HEREOF, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR WRITTEN AGREEMENTS OR PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS OF THE PARTIES. WITHOUT LIMITING THE FOREGOING, CUSTOMER ACKNOWLEDGES THAT EXCEPT AS OTHERWISE EXPRESSLY PROVIDED HEREIN: (I) NO PROMISE OR COMMITMENT HAS BEEN MADE TO IT BY MLBFS, MLPF&S OR ANY OF THEIR RESPECTIVE EMPLOYEES, AGENTS OR REPRESENTATIVES TO EXTEND THE AVAILABILITY OF THE WCMA LINE OF CREDIT OR THE MATURITY DATE, OR TO INCREASE THE MAXIMUM WCMA LINE OF CREDIT, OR OTHERWISE EXTEND ANY OTHER CREDIT TO CUSTOMER OR ANY OTHER PARTY; (II) NO PURPORTED EXTENSION OF THE MATURITY DATE, INCREASE IN THE MAXIMUM WCMA LINE OF CREDIT OR OTHER EXTENSION OR AGREEMENT TO EXTEND CREDIT SHALL BE VALID OR BINDING UNLESS EXPRESSLY SET FORTH IN A WRITTEN INSTRUMENT SIGNED BY MLBFS; AND
(III) THIS LOAN AGREEMENT SUPERSEDES AND REPLACES ANY AND ALL PROPOSALS, LETTERS OF INTENT AND APPROVAL AND COMMITMENT LETTERS FROM MLBFS TO CUSTOMER, NONE OF WHICH SHALL BE CONSIDERED AN ADDITIONAL AGREEMENT. NO AMENDMENT OR MODIFICATION OF THIS AGREEMENT OR ANY OF THE ADDITIONAL AGREEMENTS TO WHICH CUSTOMER IS A PARTY SHALL BE EFFECTIVE UNLESS IN A WRITING SIGNED BY BOTH MLBFS AND CUSTOMER.

IN WITNESS WHEREOF, this Loan Agreement has been executed as of the day and year first above written.

LAKELAND INDUSTRIES, INC.

By:     s/s Raymond J. Smith                           /s/Christopher Ryan
        --------------------                          -------------------
        Signature (1)                                 Signature (2)

        Raymond J. Smith                              Christopher Ryan
        Printed Name                                  Printed Name

Title:  President                             Title:  Executive V.P. & Secretary



Accepted at Chicago, Illinois:
MERRILL LYNCH BUSINESS FINANCIAL
SERVICES INC.


By: _________________________________

                            CERTIFICATE OF SECRETARY

The undersigned hereby certifies to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of LAKELAND INDUSTRIES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the 10th day of December , 1997 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said
Corporation:

"RESOLVED, that this Corporation is authorized and empowered, now and from time to time hereafter, to borrow and/or obtain credit from, and/or enter into other financial arrangements with, MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"), and in connection therewith to grant to MLBFS liens and security interests on any or all property belonging to this Corporation; all such transactions to be on such terms and conditions as may be mutually agreed from time to time between this Corporation and MLBFS; and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered to: (a) execute and deliver to MLBFS on behalf of this Corporation any and all loan agreements, promissory notes, security agreements, pledge agreements, financing statements, mortgages, deeds of trust, leases and/or all other agreements, instruments and documents required by MLBFS in connection therewith, and any present or future extensions, amendments, supplements, modifications and restatements thereof; all in such form as any such officer shall approve, as conclusively evidenced by his or her signature thereon, and (b) do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation in connection therewith; and any and all prior acts of each of said officers in these premises are hereby ratified and confirmed in all respects; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:

         President:                s/s
                                   ---------------------
         Vice President:           s/s
                                   ---------------------
         Treasurer:                s/s
                                   ---------------------
         Secretary:                s/s
                                   ---------------------
         V.P. Manufacturing:       s/s
         Additional Title          ---------------------

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said Corporation hereto, pursuant to due authorization, all as of this 10th day of December , 1997.


(Corporate Seal)                                        s/s Christopher Ryan
                                                            ----------------
                                                            Printed Name:
                                                            Christopher Ryan
                                                            Secretary

                             UNCONDITIONAL GUARANTY

FOR VALUE RECEIVED, and in order to induce MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS") to advance moneys or extend or continue to extend credit or lease property to or for the benefit of, or modify its credit relationship with, or enter into any other financial accommodations with LAKELAND INDUSTRIES, INC. (with any successor-in interest, including, without limitation, any successor by merger or by operation of law, herein collectively referred to as "Customer"), under: (a) that certain WCMA NOTE, LOAN AND SECURITY AGREEMENT NO. 849-07230 between MLBFS and Customer (the "Loan Agreement"), (b) any "Additional Agreements", as that term is defined in the Loan Agreement, and (c) all present and future amendments, restatements, supplements and other evidences of any extensions, increases, renewals, modifications and other changes of or to the Loan Agreement or any Additional Agreements (collectively, the "Guaranteed
Documents"), and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the undersigned, LAIDLAW ADAMS & PECK INC. F/K/A FIRELAND INDUSTRIES, INC., a corporation organized and existing under the laws of the State of Delaware ("Guarantor"), hereby unconditionally guarantees to MLBFS: (i) the prompt and full payment when due, by acceleration or otherwise, of all sums now or any time hereafter due from Customer to MLBFS under the Guaranteed Documents, (ii) the prompt, full and faithful performance and discharge by Customer of each and every other covenant and warranty of Customer set forth in the Guaranteed Documents, and (iii) the prompt and full payment and performance of all other indebtedness, liabilities and obligations of Customer to MLBFS, howsoever created or evidenced, and whether now existing or hereafter arising (collectively, the "Obligations"). Guarantor further agrees to pay all reasonable costs and expenses (including, but not limited to, court costs and reasonable attorneys' fees) paid or incurred by MLBFS in endeavoring to collect or enforce performance of any of the Obligations, or in enforcing this Guaranty. Guarantor acknowledges that MLBFS is relying on the execution and delivery of this Guaranty in advancing moneys to or extending or continuing to extend credit to or for the benefit of Customer.

This Guaranty is absolute, unconditional and continuing and shall remain in effect until all of the Obligations shall have been fully and indefeasibly paid, performed and discharged. Upon the occurrence and during the continuance of any default or Event of Default under the Guaranteed Documents, any or all of the indebtedness hereby guaranteed then existing shall, at the option of MLBFS, become immediately due and payable from Guarantor (it being understood, however, that upon the occurrence of any "Bankruptcy Event", as defined in the Guaranteed Documents, all such indebtedness shall automatically become due and payable without action on the part of MLBFS). Notwithstanding the occurrence of any such event, this Guaranty shall continue and remain in full force and effect. To the extent MLBFS receives payment with respect to the Obligations, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside, required to be repaid by MLBFS or is repaid by MLBFS pursuant to a settlement agreement, to a trustee, receiver or any other person or entity, whether under any Bankruptcy law or otherwise (a "Returned Payment"), this Guaranty shall continue to be effective or shall be reinstated, as the case may be, to the extent of such payment or repayment by MLBFS, and the indebtedness or part thereof intended to be satisfied by such Returned Payment shall be revived and continued in full force and effect as if said Returned Payment had not been made.

The liability of Guarantor hereunder shall in no event be affected or impaired by any of the following, any of which may be done or omitted by MLBFS from time to time, without notice to or the consent of Guarantor: (a) any renewals, amendments, restatements, modifications or supplements of or to any of the Guaranteed Documents, or any extensions, forbearances, compromises or releases of any of the Obligations or any of MLBFS' rights under any of the Guaranteed Documents; (b) any acceptance by MLBFS of any collateral or security for, or other guarantees of, any of the Obligations; (c) any failure, neglect or omission on the part of MLBFS to realize upon or protect any of the Obligations, or any collateral or security therefor, or to exercise any lien upon or right of appropriation of any moneys, credits or property of Customer or any other guarantor, possessed by or under the control of MLBFS or any of its affiliates, toward the liquidation or reduction of the Obligations; (d) any invalidity, irregularity or unenforceability of all or any part of the Obligations, of any collateral security for the Obligations, or the Guaranteed Documents; (e) any application of payments or credits by MLBFS; (f) the granting of credit from time to time by MLBFS to Customer in excess of the amount set forth in the Guaranteed Documents; or (g) any other act of commission or omission of any kind or at any time upon the part of MLBFS or any of its affiliates or any of their respective employees or agents with respect to any matter whatsoever. MLBFS shall not be required at any time, as a condition of Guarantor's obligations hereunder, to resort to payment from Customer or other persons or entities whatsoever, or any of their properties or estates, or resort to any collateral or pursue or exhaust any other rights or remedies whatsoever.

No release or discharge in whole or in part of any other guarantor of the Obligations shall release or discharge Guarantor unless and until all of the Obligations shall have been indefeasibly fully paid and discharged. Guarantor expressly waives presentment, protest, demand, notice of dishonor or default, notice of acceptance of this Guaranty, notice of advancement of funds under the Guaranteed Documents and all other notices and formalities to which Customer or Guarantor might be entitled, by statute or otherwise, and, so long as there are any Obligations or MLBFS is committed to extend credit to Customer, waives any right to revoke or terminate this Guaranty without the express written consent of MLBFS.

So long as there are any Obligations, Guarantor shall not have any claim, remedy or right of subrogation, reimbursement, exoneration, contribution, indemnification, or participation in any claim, right, or remedy of MLBFS against Customer or any security which MLBFS now has or hereafter acquires, whether or not such claim, right or remedy arises in equity, under contract, by statute, under common law, or otherwise.

MLBFS is hereby irrevocably authorized by Guarantor at any time during the continuance of an Event of Default under the Loan Agreement or any other of the Guaranteed Documents or in respect of any of the Obligations, in its sole discretion and without demand or notice of any kind, to appropriate, hold, set off and apply toward the payment of any amount due hereunder, in such order of application as MLBFS may elect, all cash, credits, deposits, accounts, securities and any other property of Guarantor which is in transit to or in the possession, custody or control of MLBFS or Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), or any of their respective agents, bailees or affiliates, including, without limitation, all securities accounts with MLPF&S and all cash, securities and other financial assets therein or controlled thereby, and all proceeds thereof. Guarantor hereby collaterally assigns and grants to MLBFS a continuing security interest in all such property as additional security for the Obligations. Upon the occurrence and during the continuance of an Event of Default, MLBFS shall have all rights in such property available to collateral assignees and secured parties under all applicable laws, including, without limitation, the UCC.

Guarantor agrees to furnish to MLBFS such financial information concerning Guarantor as may be required by any of the Guaranteed Documents or as MLBFS may otherwise from time to time reasonably request. Guarantor further hereby irrevocably authorizes MLBFS and each of its affiliates, including without limitation MLPF&S, to at any time (whether or not an Event of Default shall have occurred) obtain from and disclose to each other any and all financial and other information about Guarantor.

No delay on the part of MLBFS in the exercise of any right or remedy under the Guaranteed Documents, this Guaranty or any other agreement shall operate as a waiver thereof, and, without limiting the foregoing, no delay in the enforcement of any security interest, and no single or partial exercise by MLBFS of any right or remedy shall preclude any other or further exercise thereof or the exercise of any other right or remedy. This Guaranty may be executed in any number of counterparts, each of which counterparts, once they are executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Guaranty. This Guaranty shall be binding upon Guarantor and its successors and assigns, and shall inure to the benefit of MLBFS and its successors and assigns. If there are more than one guarantor of the Obligations, all of the obligations and agreements of Guarantor are joint and several with such other guarantors.

This Guaranty shall be governed by the laws of the State of Illinois. WITHOUT LIMITING THE RIGHT OF MLBFS TO ENFORCE THIS GUARANTY IN ANY JURISDICTION AND VENUE PERMITTED BY APPLICABLE LAW, GUARANTOR AGREES THAT THIS GUARANTY MAY AT THE OPTION OF MLBFS BE ENFORCED BY MLBFS IN ANY JURISDICTION AND VENUE IN WHICH ANY OF THE GUARANTEED DOCUMENTS MAY BE ENFORCED. GUARANTOR AND MLBFS HEREBY EACH EXPRESSLY WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER OF THE PARTIES AGAINST THE OTHER PARTY IN ANY WAY RELATED TO OR ARISING OUT OF THIS GUARANTY OR THE OBLIGATIONS. Wherever possible each provision of this Guaranty shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Guaranty shall be prohibited by or invalid under such law, such provision shall be ineffective only to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Guaranty. No modification or waiver of any of the provisions of this Guaranty shall be effective unless in writing and signed by both Guarantor and an officer of MLBFS. Each signatory on behalf of Guarantor warrants that he or she has authority to sign on behalf of Guarantor, and by so signing, to bind Guarantor hereunder.

Dated as of December 2, 1997.

LAIDLAW ADAMS & PECK INC. F/K/A FIRELAND INDUSTRIES, INC.


By:     s/s Raymond J. Smith                            s/s Christopher Ryan
        --------------------                            --------------------
        Signature (2)                                   Signature (2)
        Raymond J. Smith                                Christopher Ryan
        Printed Name                                    Printed Name
Title:  President                                Title: Executive V.P. Secretary


Address of Guarantor:

          815 SUPERIOR AVENUE
          CLEVELAND, OH 44114

                            CERTIFICATE OF SECRETARY
                                   (Guaranty)

The undersigned hereby certifies to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. that the undersigned is the duly appointed and acting Secretary (or Assistant Secretary) of LAIDLAW ADAMS & PECK INC. F/K/A FIRELAND INDUSTRIES, INC., a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware; and that the following is a true, accurate and compared transcript of resolutions duly, validly and lawfully adopted on the 10th day of December , 1997 by the Board of Directors of said Corporation acting in accordance with the laws of the state of incorporation and the charter and by-laws of said Corporation:

"RESOLVED, that it is advisable and in the best interests and to the benefit of this Corporation to guaranty the obligations of LAKELAND INDUSTRIES, INC. ("Customer") to MERRILL LYNCH BUSINESS FINANCIAL SERVICES INC. ("MLBFS"); and

"FURTHER RESOLVED, that the President, any Vice President, Treasurer, Secretary or other officer of this Corporation, or any one or more of them, be and each of them hereby is authorized and empowered for and on behalf of this Corporation to: (a) execute and deliver to MLBFS: (i) an Unconditional Guaranty of the obligations of Customer, (ii) any other agreements, instruments and documents required by MLBFS in connection therewith, including, without limitation, any agreements, instruments and documents evidencing liens or security interests on any of the property of this Corporation as collateral for said Unconditional Guaranty and/or the obligations of Customer to MLBFS, and (iii) any present or future amendments to any of the foregoing; all in such form as such officer shall approve, as evidenced by his signature thereon; and (b) to do and perform all such acts and things deemed by any such officer to be necessary or advisable to carry out and perform the undertakings and agreements of this Corporation set forth therein; and all prior acts of each of said officers in these premises are hereby ratified and confirmed; and

"FURTHER RESOLVED, that MLBFS is authorized to rely upon the foregoing resolutions until it receives written notice of any change or revocation from an authorized officer of this Corporation, which change or revocation shall not in any event affect the obligations of this Corporation with respect to any transaction conditionally agreed or committed to by MLBFS or having its inception prior to the receipt of such notice by MLBFS."

The undersigned further certifies that: (a) the foregoing resolutions have not been rescinded, modified or repealed in any manner, are not in conflict with any agreement of said Corporation and are in full force and effect as of the date of this Certificate, and (b) the following individuals are now the duly elected and acting officers of said Corporation and the signatures set forth below are the true signatures of said officers:


         President:               s/s
                                  -------------------
         Vice President:          s/s
                                  -------------------
         Treasurer:               s/s
                                  -------------------
         Secretary:               s/s
                                  -------------------

         Additional Title

IN WITNESS WHEREOF, the undersigned has executed this Certificate and has affixed the seal of said corporation hereto, pursuant to due authorization, all as of this 10th day of December, 1997.


(Corporate Seal)                                       s/s  Christopher Ryan
                                                       ----------------------
                                                       Printed Name:
                                                       Christoper Ryan
                                                       Secretary